UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03451

SEI Daily Income Trust

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: January 31, 2020

Date of reporting period: January 31, 2020

Item 1.    Reports to Stockholders.

January 31, 2020

ANNUAL REPORT

SEI Daily Income Trust

  Government Fund

  Government II Fund

  Treasury II Fund

  Ultra Short Duration Bond Fund

  Short-Duration Government Fund

  GNMA Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

Since the Funds in SEI Daily Income Trust typically hold only fixed income securities, they generally are not expected to hold securities for which they may be required to vote proxies. Regardless, in light of the possibility of the possibility that a Fund could hold a security for which a proxy is voted, the Trust has adopted proxy voting policies. A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

January 31, 2020

To Our Shareholders

Trade war fears, ongoing Brexit discussions and the U.S. Treasury yield curve all weighed on investor expectations throughout the fiscal year ending January 31, 2020. The Federal Reserve (Fed) cut interest rates three times during the period, while the yield curve flattened to a post-crisis low and even inverted at multiple maturities—an often-used indicator of a possible economic recession—before steepening again over the second half of the year.

Geopolitical Events

Market volatility accelerated over the final month of the period following concerns about the coronavirus: A deadly strain originated in Wuhan, China, and began spreading at a faster pace as the month progressed. The outbreak spread to other countries, prompting Mongolia and Russia to close their borders with China and other countries to erect transportation and quarantine barriers to Chinese trade and travel. Beyond the threat to public health, the outbreak and resulting containment measures evoked concerns about the potential dampening of economic activity at the same time that China has struggled to navigate an economic soft patch.

The United States-Mexico-Canada trade agreement was approved by the Congress and signed by President Donald Trump near the end of the fiscal year, officially replacing the North American Free Trade Agreement. Earlier in the month, President Trump and France’s President Emmanuel Macron successfully walked back threats of tariffs that originated with French plans for a digital tax that would have targeted US-based multi-national technology companies. The prospect of a digital tax re-surfaced in other countries—including the U.K., Italy, Austria and Turkey—which prompted more threats of retailiatory tariffs by Treasury Secretary Steven Mnuchin. Sajid Javid, the UK’s former Chancellor of the Exchequer, disappointed Secretary Mnuchin by explaining during a joint interview in late January at the World Economic Forum that the U.K. would prioritize trade negotiations with the EU over a deal with the U.S.

China and the U.S. formalized a “phase one” trade deal in mid-January that offered tariff relief to China (via the reduction of existing tariffs and the delay of additional scheduled tariffs). In exchange, China committed to purchasing $200 billion in U.S. products over a two-year period; addressing its long-standing practice of forcing the transfer of intellectual property and technology to Chinese counterparts in exchange for access to the Chinese market; and promising to continue opening its financial-services industry to foreign investors.

President Trump’s impeachment trial unfolded in the U.S. Senate toward the end of the reporting period. His eventual acquittal with no expected formal consequences seemed almost universally anticipated—even as the U.S. media surfaced corroborating first-hand accounts of President Trump directing underlying events central to the articles of impeachment. These witnesses—one of which was former National Security Advisor John Bolton, whose depictions were made public by leaks of his as-yet unreleased book manuscript—were blocked by a slim majority from testifying under oath before the Senate.

Economic Performance

The U.S. economy grew by a seasonally-adjusted annualized 3.1% in the first quarter of 2019, driven by increases in inventories and trade; however, GDP expanded just 2.0% in the second quarter as a decline in exports and inventory builds countered robust consumer spending. The third quarter saw a slight increase in annualized growth at 2.1%, as the robust U.S. labor market helped to support the moderate pace of activity, allowing the 10-year expansion to continue despite decelerating global trends. Economic growth again registered 2.1% in the fourth quarter, driven by an increase in net trade but weakened by a sharp slowdown in consumer spending.

The U.S. labor market remained robust throughout the fiscal year: the unemployment rate fell, finishing the period near a 50-year low at 3.6%; the labor-force participation rate ended at 63.4%, slightly higher from a year earlier. Average hourly earnings gained 3.1% over the year, although a modest increase in price pressures weighed on real (inflation-adjusted) personal income growth. The historically strong labor market and improving wage growth helped boost the debt profile of the U.S. consumer.

The Fed’s dovish pivot midway through the reporting period involved an early conclusion in August to its balance-sheet reduction program, which was initially scheduled to end in September. These accommodative actions came amid below-target inflation and uncertainty about trade developments.

SEI Daily Income Trust / Annual Report / January 31, 2020	1

LETTER TO SHAREHOLDERS (Continued)

January 31, 2020

The European Central Bank (ECB) sought to provide fresh stimulus following its mid-September meeting by reducing its deposit rate from -0.40% to a record low of -0.50%—and adopting a new system to offset possible consequent bank-reserve losses. Christine Lagarde resigned as president of the International Monetary Fund after being named to succeed Mario Draghi as ECB President at the end of October 2019. Lagarde is expected to maintain her predecessor’s dovish policies.

Broad economic growth in the eurozone slowed to its weakest pace in seven years at the end of the fourth quarter of 2019, as slumping exports in Germany and a stagnating Italian economy hampered expansion; the slowdown strengthened the case for continued accommodative policy by the ECB for some time.

The Bank of England (BoE) held its official bank rate unchanged during the reporting period. Committee guidance in July noted a bias toward higher rates, in contrast to the looser monetary policy shifts of the Fed and ECB; however, toward the end of the period, the BoE indicated a willingness to cut if global growth remained slow or Brexit uncertainties continued. The U.K. economy grew just 1.1% seasonally-adjusted at annual rates through the fourth quarter of 2019, its weakest level since 2010.

Japanese GDP grew 1.7% year-on-year and seasonally-adjusted in the third quarter of 2019; the Bank of Japan maintained monetary stimulus in an attempt to counter slowing growth and weak productivity gains. Meanwhile, GDP in China expanded by just 6.0% year-on-year and seasonally-adjusted in the fourth quarter of 2019, matching the third quarter for its weakest pace in 28 years, as a lack of consumer confidence due to the U.S. trade war pressured economic growth.

Market Developments

Led by the dovish tone of global central banks and lukewarm economic data in the U.S. and Europe, global high-yield bonds outperformed global government bonds. A continuing theme for U.S. fixed-income markets was the inverted yield curve. In August, the spread between 2-year and 5-year Treasurys inverted, as did the spread between 3-year and 5-year Treasurys. Notably, the spread between 3-month and 10-year rates inverted for the first time in about 12 years during March, a signal of impending recession to some market watchers. After this differential first inverted early in 2019, and then turned back positive in April, it reverted again in May before turning and staying positive from October until the last day of the period, when it inverted again. In July, the Federal Open Market Committee cut rates for the first time in 11 years and did so again in September and October. Yields for 10-year U.S. government bonds hit a three–year low at 1.43% in August and ended down 112 basis points over the full reporting period at 1.51%, while 2-year yields declined during the fiscal year to also finish down 112 basis points at 1.33%.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities, were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) gave up all its fiscal-year-to-date gains in the final month to finish down 5.38% over the full one-year period, primarily due to coronavirus-related concerns that travel restrictions would destroy demand in China; the Bloomberg Barclays 1-10 Year US TIPS Index (USD) moved 7.04% higher during the reporting period.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, was up 6.58% during the reporting period, while the high-yield market, as measured by the ICE BofA US High Yield Constrained Index, did better and climbed 9.39%.

U.S. investment-grade corporate debt performed well, as the Bloomberg Barclays US Corporate Investment Grade Index returned 14.53%. U.S. asset- and mortgage-backed securities also managed gains during the fiscal year, benefiting from favorable supply-and-demand dynamics and continued improvement in collateral.

Emerging-market debt (EMD) delivered strong performance due to the improving growth outlook in the region relative to developed markets. The J.P. Morgan Global Bond Index-Emerging Markets (GBI-EM) Global Diversified Index, which tracks local-currency-denominated EM bonds, climbed 6.22% higher in U.S. dollar terms. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks EMD denominated in external currencies (such as the U.S. dollar), gained 11.85%.

2	SEI Daily Income Trust / Annual Report / January 31, 2020

Our View

With regard to the U.S. economy, we think it’s worth pointing out that quarter-to-quarter fluctuations in the country’s seasonally adjusted GDP growth have remained on a relatively narrow path compared to their far more volatile historical range. One reason for the lower volatility was steady growth in U.S. household spending. By contrast, the contribution to real U.S. GDP growth from investment, both residential and non-residential, has been in a slowing trend; the pace of business spending in the country has eased dramatically since early 2018. On the positive side, the absence of an investment boom means there should be little to no hangover; even if a recession were to develop in the next year or so, we believe it almost certainly will not be especially painful.

We think it may make sense to look past the current gloom when it comes to Europe. The lessening of trade tensions and improvement in China’s economic growth should provide export-dependent Europe with a moderate boost in 2020.

Government policy also is geared toward encouraging growth. There are signs that ECB policy is having some positive impact. The banking system is slowly recuperating. Lending to households and businesses has been in a modestly accelerating trend over the past few years. There also is a more serious discussion nowadays about easing fiscal policy. Even Jens Weidman, President of the Deutsche Bundesbank, member of the Governing Council of the ECB and a long-time hawk, has recently felt comfortable backing calls for government spending. Perhaps there’s hope that fiscal policy will turn into a tailwind for eurozone growth instead of a steady headwind.

Looking at the big picture for the year ahead, we expect the U.S. and global economies to continue growing, but at a sluggish pace. This should keep inflation under control and encourage central banks to remain accommodative. Quantitative easing also should help keep fixed-income yields relatively steady even as government deficit spending picks up. Altogether, this scenario should be positive for risk assets.

We’ve summarized the major themes for 2020, as well as outstanding questions that could cause markets to behave in ways that run counter to our positioning:

•          The U.S. is converging with the rest of the world as U.S. economic and profits growth decline. Given the disparity in stock-market valuations, international markets are expected to outperform U.S. equities.

•          China’s economy should stabilize and improve. The partial US/China trade-war truce and a steady progression of fiscal and monetary stimulus measures over the past two years should pay off in 2020. Early signs of improvement are already apparent, which should boost the economic prospects of trade-dependent economies, notwithstanding the pressures created by efforts to contain the coronavirus outbreak.

•          The U.S. dollar should reverse convincingly by losing value relative to other currencies. The Fed’s pivot toward an aggressive approach to supporting the overnight lending market has the potential to increase the global supply of dollars significantly. Since we believe the dollar is overvalued on a fundamental basis, its depreciation is a high-conviction call. This would be a tailwind for non-U.S. economies and financial markets.

•          The value style should prevail. Modest improvement in global economic growth, a tendency for inflation and interest rates to move higher and the record disparity in valuation between the most- and least-expensive stocks should lead to a better result for value-oriented active managers.

•          We foresee less Brexit uncertainty, assuming a trade deal can be reached between the EU and U.K. We expect rationality to prevail, but a no-deal Brexit remains a residual risk. As the year-end 2020 transition deadline nears, U.K. and European markets could experience renewed volatility if the negotiations appear to be foundering on irreconcilable differences.

•          Presidential politics could roil equity markets in the U.S. and elsewhere. A sense of which Democratic nominee will face Donald Trump in the coming U.S. presidential election should get clearer in March, when 25 states and Puerto Rico go to the polls; California and Texas, plus 12 other states, will hold their primary elections on Super Tuesday, March 3.

•          The impact of Fed policy is a potential wildcard. While we don’t see it as a likely outcome, the central bank’s dovish stance at a time of full employment could cause a “melt-up” in stock prices. In our view, another stellar year for U.S. equities in 2020 would be a source of concern rather than celebration.

SEI Daily Income Trust / Annual Report / January 31, 2020	3

LETTER TO SHAREHOLDERS (Concluded)

January 31, 2020

Equities and other risky assets are generally not well-correlated with the fundamentals in the short run; investor expectations can change much more quickly and far more dramatically than the fundamentals. Indeed, as seen in the past two years, changes in investor expectations can sometimes completely negate the change in the fundamentals.

On behalf of SEI, I want to thank you for your continued confidence. We are working every day to maintain that trust, and we look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Head and Chief Investment Officer of Traditional Asset Management

4	SEI Daily Income Trust / Annual Report / January 31, 2020

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2020

Ultra Short Duration Bond Fund

I. Objective

The Ultra Short Bond Duration Fund (the “Fund”) seeks to provide a higher current income than typically offered by a money-market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). For the one-year period ending January 31, 2020, the sub-advisors were MetLife Investment Management, LLC (MetLife), and Wellington Management Company LLP (Wellington). There were no manager changes during the period.

III. Return

For the full year ended January 31, 2020, the Ultra Short Duration Bond Fund, Class F, returned 3.06%. The Fund’s benchmark—the Bloomberg Barclays Short U.S. Treasury 9-12 Month Index—returned 2.81%.

IV. Performance Discussion

As noted in the shareholder letter, the Federal Reserve (Fed) cut rates three times during the fiscal year ending January 31, 2020. This helped to support both risk and “risk-free” assets across financial markets and contributed to the Fund’s positive absolute returns over the reporting period.

Fund performance benefited across a number of investment-grade credit sectors particularly financials and industrials as well as allocations to several asset-backed securities (ABS) sectors and non-agency mortgage-backed securities (MBS). The Fund’s overweight to financials, specifically banking, contributed as credit fundamentals remained favorable in the sector. The Fund’s overweight to industrials also added as the spread sector outperformed the short Treasury benchmark despite some headwinds from the U.S.-China trade war. A significant allocation to specific ABS sectors also contributed. Consumer-related ABS sub-sectors, such as auto securitizations and credit cards, performed well. The U.S. consumer remained the backbone of the economy over the past year as jobs were added, unemployment remained near an all-time low, and consumer spending increased. Moreover, higher wages and low unemployment levels continued to provide support to the Fund’s allocation to non-agency mortgage bonds.

The Fund held a short duration posture during the reporting period, which detracted from performance as the Fed cut rates three times and rates generally fell.

Both sub-advisors, MetLife and Wellington, contributed to Fund performance. Both benefited from similar exposures, including financials, industrials, consumer-related ABS and non-agency MBS. MetLife also benefited from its overweight to commercial MBS; however its short duration posture weighed on performance.

The Fund used Treasury futures to efficiently manage duration and yield-curve exposures. Additionally, the Fund used to-be-announced (TBA) forward contracts (TBA forward contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and GNMA) to manage market exposures. None of these had a meaningful impact on the Fund’s performance.

SEI Daily Income Trust / Annual Report / January 31, 2020	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2020

Ultra Short Duration Bond Fund (Concluded)

Ultra Short Duration Bond Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Class F	3.06%	2.26%	1.71%	1.54%	3.04%
Class Y	3.25%	2.34%	N/A	N/A	1.97%
Bloomberg Barclays Short U.S. Treasury 9-12 Month Index	2.81%	1.85%	1.31%	0.83%	2.99%

Comparison of Change in the Value of a $10,000 Investment in the Ultra Short Duration Bond Fund, Class F and Class Y, versus the Bloomberg Barclays Short U.S. Treasury 9-12 Month Index.

1

For the periods ended January 31, 2020. Past performance is no indication of future performance. Class F Shares were offered beginning 9/28/93. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

N/A — Not Available.

6	SEI Daily Income Trust / Annual Report / January 31, 2020

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2020

Short-Duration Government Fund

I. Objective

The Short-Duration Government Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). For the one-year period ending January 31, 2020, the sub-advisor was Wellington Management Company LLP (Wellington). No manager changes were made during the period.

III. Returns

For the full year ended January 31, 2020, the Short-Duration Government Fund, Class F, returned 3.54%. The Fund’s benchmark—the ICE BofA 1-3 Year U.S. Treasury Bond Index—returned 3.83%.

IV. Performance Discussion

As noted in the shareholder letter, the Federal Reserve cut rates three times during the fiscal year ending January 31, 2020. This helped to support both risk and “risk-free” assets across financial markets and contributed to the Fund’s positive absolute returns over the reporting period.

An allocation to U.S. Treasury inflation-protected securities detracted. The Fund’s negative convexity relative to the benchmark also detracted, while its long duration positioning added to performance in the falling-rate environment. The Fund’s allocation to agency mortgage-backed securities (MBS) added to relative performance. MBS generated slightly negative excess returns during the fiscal year, but the Fund’s allocation to securities with positive excess returns, such as agency-backed collateralized mortgage obligations and specified pools with stable cash flows, contributed. This security-selection positioning offset headwinds from falling rates and faster prepayments during the reporting period.

The Fund used derivatives on a limited basis. U.S. Treasury futures were used to manage yield-curve exposure and overall portfolio duration. The Fund used Treasury futures and to-be-announced (TBA) forward contracts to manage duration, yield-curve and market exposures (TBA forward contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and GNMA). Treasury futures detracted from Fund performance.

Short-Duration Government Fund:

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	One Year	3-Year	5-Year	10-Year	Inception
	Return	Return	Return	Return	to Date
Class F	3.54%	1.70%	1.17%	1.31%	4.25%
Class Y	3.69%	1.85%	1.30%	N/A	1.39%
ICE BofA 1-3 Year U.S. Treasury Bond Index	3.83%	1.98%	1.40%	1.20%	4.30%

Comparison of Change in the Value of a $10,000 Investment in the Short-Duration Government Fund, Class F and Class Y, versus the ICE BofA 1-3 Year U.S. Treasury Bond Index.

1

For the periods ended January 31, 2020. Past performance is no indication of future performance. Class F Shares were offered beginning 2/17/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

N/A — Not Available

SEI Daily Income Trust / Annual Report / January 31, 2020	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2020

GNMA Fund

I. Objective

The GNMA Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). For the one-year period ending January 31, 2020, the sub-advisor was Wellington Management Company LLP (Wellington). No manager changes were made during the period.

III. Returns

For the full year ended January 31, 2020, the GNMA Fund, Class F, returned 5.15%. The Fund’s benchmark—the Bloomberg Barclays GNMA Index—returned 5.50%.

IV. Performance Discussion

As noted in the shareholder letter, the Federal Reserve cut rates three times during the fiscal year ending January 31, 2020. This helped to support both risk and “risk-free” assets across financial markets and contributed to the Fund’s positive absolute returns over the reporting period.

The Fund’s small overweights to collateralized mortgage-backed securities (MBS) and Treasury inflation-protected securities each detracted slightly during the fiscal year. The Fund’s overweight to agency-backed collateralized mortgage obligations (CMOs) benefited from the falling interest-rate environment. Security selection within 30-year GNMA MBS also benefited Fund performance. Additionally, the Fund’s off-benchmark allocation to residential and multi-family conventional MBS generated positive excess returns and contributed to Fund performance.

The Fund used derivatives on a limited basis. U.S. Treasury futures were used to manage yield-curve exposure and overall portfolio duration. The Fund used Treasury futures and to-be-announced (TBA) forward contracts to manage duration, yield-curve and market exposures (TBA forward contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and GNMA). Treasury futures detracted from Fund performance. The Fund made selective use of mortgage derivatives, such as interest-only STRIPS (Separate Trading of Registered Interest and Principal of Securities), principal-only STRIPS and inverse floaters (a type of bond whose coupon rate moves in the opposite direction of short-term interest rates). The yields on these securities are sensitive to the expected or anticipated rate of principal payments on the underlying assets, and principal payments may have a material effect on their yields. These instruments are purchased only when rigorous stress testing and analysis suggest that a higher return can be earned at similar or lower risk compared to non-derivative securities.

GNMA Fund:

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	One Year	3-Year	5-Year	10-Year	Inception
	Return	Return	Return	Return	to Date
Class F	5.15%	2.74%	1.98%	3.14%	5.70%
Class Y	5.35%	3.00%	N/A	N/A	2.47%
Bloomberg Barclays GNMA Index	5.50%	3.10%	2.33%	3.13%	6.03%

Comparison of Change in the Value of a $10,000 Investment in the GNMA Fund, Class F and Class Y, versus the Bloomberg Barclays GNMA Index.

1

For the periods ended January 31, 2020. Past performance is no indication of future performance. Class F Shares) were offered beginning 3/20/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

N/A — Not Available

8	SEI Daily Income Trust / Annual Report / January 31, 2020

Definition of Comparative Indices*

Bloomberg Barclays GNMA Index is a widely-recognized, capitalization-weighted index of 15-30 year fixed-rate securities backed by mortgage pools of GNMA.

Bloomberg Barclays Short U.S. Treasury 9-12 Month Index is a widely-recognized, market weighted index of U.S. Treasury Bonds with remaining maturities between nine and twelve months.

ICE BofA 1-3 Year U.S. Treasury Bond Index is a widely-recognized, unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than 3 years.

*

An Index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

SEI Daily Income Trust / Annual Report / January 31, 2020	9

SCHEDULE OF INVESTMENTS

January 31, 2020

Government Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 48.0%
FFCB
1.664%, VAR ICE LIBOR USD 1 Month-0.050%, 02/07/2020	$79,365	$79,365
1.694%, VAR ICE LIBOR USD 1 Month-0.040%, 03/06/2020	100,000	100,000
1.653%, VAR ICE LIBOR USD 1 Month-0.005%, 06/18/2020	8,755	8,755
1.619%, VAR ICE LIBOR USD 1 Month-0.050%, 08/17/2020	25,255	25,255
1.644%, VAR ICE LIBOR USD 1 Month-0.040%, 09/11/2020	33,895	33,894
1.702%, VAR ICE LIBOR USD 1 Month+0.025%, 12/14/2020	37,000	36,999
1.650%, VAR US Federal Funds Effective Rate+0.100%, 12/16/2020	3,220	3,220
1.610%, VAR United States Secured Overnight Financing Rate+0.080%, 01/14/2021	12,835	12,835
1.715%, VAR ICE LIBOR USD 1 Month+0.045%, 04/16/2021	50,760	50,760
1.750%, VAR US Federal Funds Effective Rate+0.200%, 04/22/2021	20,665	20,670
1.796%, VAR US Treasury 3 Month Bill Money Market Yield+0.260%, 06/17/2021	27,935	27,931
1.761%, VAR US Treasury 3 Month Bill Money Market Yield+0.225%, 07/08/2021	15,470	15,470
1.809%, VAR ICE LIBOR USD 1 Month+0.110%, 07/09/2021	7,240	7,240
1.822%, VAR ICE LIBOR USD 1 Month+0.130%, 10/08/2021	5,260	5,260
1.794%, VAR ICE LIBOR USD 1 Month+0.110%, 11/12/2021	7,785	7,785
1.720%, VAR United States Secured Overnight Financing Rate+0.190%, 11/18/2021	12,825	12,825
1.686%, VAR US Treasury 3 Month Bill Money Market Yield+0.150%, 12/13/2021	17,765	17,732
1.710%, VAR United States Secured Overnight Financing Rate+0.180%, 01/14/2022	29,165	29,165

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FFCB DN (A)
1.788%, 07/07/2016	$1,395	$1,384
2.396%, 02/21/2020	34,000	33,956
1.814%, 05/14/2020	1,395	1,388
1.807%, 06/12/2020	1,950	1,937
1.805%, 07/06/2020	14,735	14,621
FHLB
1.540%, VAR United States Secured Overnight Financing Rate+0.010%, 02/21/2020	16,330	16,330
1.570%, VAR ICE LIBOR USD 1 Month-0.060%, 02/24/2020	62,770	62,770
1.621%, VAR ICE LIBOR USD 1 Month-0.040%, 02/25/2020	45,060	45,060
1.629%, VAR ICE LIBOR USD 1 Month-0.040%, 04/17/2020	41,910	41,910
1.687%, VAR ICE LIBOR USD 3 Month-0.140%, 04/20/2020	46,785	46,785
1.560%, 05/01/2020	41,980	41,975
1.742%, VAR ICE LIBOR USD 1 Month+0.050%, 05/08/2020	21,575	21,575
1.550%, VAR United States Secured Overnight Financing Rate+0.020%, 05/22/2020	15,635	15,635
1.565%, VAR United States Secured Overnight Financing Rate+0.035%, 06/19/2020	14,570	14,570
1.610%, 06/23/2020	23,450	23,448
1.605%, VAR United States Secured Overnight Financing Rate+0.075%, 07/24/2020	13,635	13,635
1.680%, VAR United States Secured Overnight Financing Rate+0.100%, 07/29/2020	59,890	59,890
1.704%, VAR ICE LIBOR USD 1 Month-0.030%, 08/04/2020	28,850	28,850
1.560%, VAR United States Secured Overnight Financing Rate+0.030%, 08/21/2020	8,470	8,470
2.625%, 10/01/2020	16,995	17,104
1.650%, VAR United States Secured Overnight Financing Rate+0.120%, 10/07/2020	19,095	19,095
1.803%, VAR ICE LIBOR USD 3 Month-0.125%, 12/21/2020	51,040	51,040
1.580%, VAR United States Secured Overnight Financing Rate+0.050%, 01/22/2021	10,605	10,605
1.599%, VAR United States Secured Overnight Financing Rate+0.040%, 02/09/2021	61,690	61,679

10	SEI Daily Income Trust / Annual Report / January 31, 2020

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
1.645%, VAR United States Secured Overnight Financing Rate+0.115%, 03/12/2021	$39,405	$39,405
1.605%, VAR United States Secured Overnight Financing Rate+0.075%, 07/23/2021	15,215	15,215
1.615%, VAR United States Secured Overnight Financing Rate+0.085%, 09/10/2021	44,170	44,170
FHLB DN (A)
1.568%, 03/18/2020	76,025	75,873
1.699%, 04/08/2020	49,040	48,886
1.652%, 04/15/2020	42,885	42,741
1.610%, 07/01/2020	28,050	27,862
1.550%, 02/05/2020	132,625	132,602
1.585%, 02/06/2020	35,760	35,752
1.679%, 02/07/2020	90,175	90,150
1.837%, 02/13/2020	13,145	13,137
1.575%, 02/19/2020	22,500	22,482
1.592%, 02/21/2020	36,975	36,942
1.578%, 02/28/2020	90,175	90,069
1.550%, 03/04/2020	126,700	126,526
1.592%, 03/11/2020	11,805	11,785
1.874%, 03/13/2020	39,965	39,881
1.908%, 03/20/2020	70,905	70,726
1.549%, 03/24/2020	62,230	62,091
1.647%, 03/25/2020	121,280	120,987
1.599%, 04/06/2020	21,390	21,329
1.558%, 04/22/2020	38,530	38,396
1.631%, 04/24/2020	34,635	34,506
1.579%, 05/01/2020	56,200	55,979
1.582%, 05/06/2020	125,250	124,731
1.582%, 05/20/2020	37,790	37,611
1.597%, 06/03/2020	34,330	34,144
1.571%, 06/05/2020	38,525	38,317
1.578%, 06/25/2020	27,620	27,445
1.608%, 06/26/2020	5,060	5,027
1.585%, 07/06/2020	54,345	53,975
1.572%, 07/15/2020	29,800	29,587
1.572%, 07/24/2020	46,455	46,105
1.583%, 07/31/2020	91,330	90,609
1.609%, 08/14/2020	41,880	41,519
1.652%, 04/05/2021	53,435	53,435
FHLMC DN (A)
1.586%, 02/20/2020	8,510	8,503
1.652%, 03/18/2020	104,185	103,967
1.539%, 05/19/2020	23,730	23,621
1.560%, 06/17/2020	31,580	31,394

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FHLMC MTN
1.570%, VAR United States Secured Overnight Financing Rate+0.040%, 04/03/2020	$15,450	$15,450

Total U.S. Government Agency Obligations (Cost $3,211,805) ($ Thousands)		3,211,805

U.S. TREASURY OBLIGATIONS — 22.7%
U.S. Treasury Bills (A)
1.908%, 02/13/2020	50,000	49,969
1.857%, 02/20/2020	250,000	249,757
1.857%, 02/27/2020	60,920	60,839
1.850%, 03/12/2020	95,060	94,866
1.698%, 04/09/2020	49,635	49,477
1.633%, 04/16/2020	29,270	29,171
1.613%, 04/23/2020	200,000	199,271
1.547%, 05/07/2020	50,680	50,473
1.590%, 05/28/2020	38,615	38,418
U.S. Treasury Notes
2.375%, 04/30/2020	20,780	20,806
1.375%, 04/30/2020	50,700	50,674
1.125%, 04/30/2020	7,140	7,128
1.500%, 05/15/2020	38,035	37,978
1.500%, 05/31/2020	9,435	9,424
1.579%, VAR US Treasury 3 Month Bill Money Market Yield+0.043%, 07/31/2020	17,380	17,371
1.581%, VAR US Treasury 3 Month Bill Money Market Yield+0.045%, 10/31/2020	240,000	239,813
1.651%, VAR US Treasury 3 Month Bill Money Market Yield+0.115%, 01/31/2021	209,530	209,494
1.756%, VAR US Treasury 3 Month Bill Money Market Yield+0.220%, 07/31/2021	40,000	40,000
1.836%, VAR US Treasury 3 Month Bill Money Market Yield+0.300%, 10/31/2021	65,630	65,682

Total U.S. Treasury Obligations (Cost $1,520,611) ($ Thousands)		1,520,611

SEI Daily Income Trust / Annual Report / January 31, 2020	11

SCHEDULE OF INVESTMENTS

January 31, 2020

Government Fund (Concluded)

Description	Face Amount (Thousands)	Value ($ Thousands)

REPURCHASE AGREEMENTS(B) — 28.6%
Bank of America 1.590%, dated 01/31/20, to be repurchased on 02/03/20, repurchased price $25,003,313 (collateralized by various GNMA obligations, ranging in par value $1,391,524 - $4,430,035, 3.000% - 5.000%, 05/15/2044 - 01/20/2050; with total market value $25,500,000)	$25,000	$25,000
Barclays Bank 1.570%, dated 01/31/20, to be repurchased on 02/03/20, repurchased price $200,026,167 (collateralized by various U.S. Treasury obligations, ranging in par value $28,127,000 - $170,372,600, 0.125%, 04/15/2022 - 01/15/2030; with total market value $204,000,078)	200,000	200,000
BNP Paribas 1.570%, dated 01/31/20, to be repurchased on 02/03/20, repurchased price $80,010,467 (collateralized by various U.S. Treasury obligations, ranging in par value $800 - $80,400,700, 1.690% - 2.250%, 04/30/2021 - 01/31/2022; with total market value $81,600,018)	80,000	80,000
Citigroup Global Markets 1.570%, dated 01/31/20, to be repurchased on 02/03/20, repurchased price $100,013,083 (collateralized by various U.S. Treasury obligations, ranging in par value $100 - $93,763,100, 0.250% - 1.875%, 07/31/2021 - 07/15/2029; with total market value $102,000,004)	100,000	100,000
Citigroup Global Markets 1.590%, dated 01/31/20, to be repurchased on 02/03/20, repurchased price $9,001,193 (collateralized by various U.S. Treasury obligations, GNMA, FNMA, ranging in par value $100 - $41,422,509, 0.000% - 7.000%, 04/30/2020 - 01/20/2050; with total market value $9,325,258)	9,000	9,000
Goldman Sachs 1.590%, dated 01/31/20, to be repurchased on 02/03/20, repurchased price $350,046,375 (collateralized by various U.S. Treasury obligations, ranging in par value $2,767,500 - $204,529,200, 0.000% - 8.000%, 05/31/2021 - 05/15/2039; with total market value $357,000,009)	350,000	350,000

Description	Face Amount (Thousands)	Value ($ Thousands)

REPURCHASE AGREEMENTS(B) (continued)
Goldman Sachs 1.570%, dated 01/31/20, to be repurchased on 02/03/20, repurchased price $20,002,617 (collateralized by U.S. Treasury obligation, par value $20,944,430, 0.000%, 11/15/2021; with total market value $20,400,000)	$20,000	$20,000
J.P. Morgan 1.570%, dated 01/31/20, to be repurchased on 02/03/20, repurchased price $261,034,148 (collateralized by U.S. Treasury obligation, par value $462,084,900, 0.000%, 11/15/2046; with total market value $266,220,049)	261,000	261,000
Mizuho Securities 1.590%, dated 01/31/20, to be repurchased on 02/03/20, repurchased price $18,002,385 (collateralized by U.S. Treasury obligation, par value $18,425,400, 0.000%, 04/23/2020; with total market value $18,360,045)	18,000	18,000
MUFG Securities 1.570%, dated 01/31/20, to be repurchased on 02/03/20, repurchased price $284,037,157 (collateralized by various U.S. Treasury obligations, ranging in par value $101,000 - $89,996,300, 0.000% - 6.250%, 09/30/2021 - 11/15/2047; with total market value $289,680,032)	284,000	284,000
Natixis S.A. 1.590%, dated 01/31/20, to be repurchased on 02/03/20, repurchased price $65,008,613 (collateralized by various U.S. Treasury obligations, FNMA, FHLMC, ranging in par value $200 - $34,043,685, 0.000% - 4.080%, 09/30/2021 - 09/01/2049; with total market value $66,686,709)	65,000	65,000
Natixis S.A. 1.570%, dated 01/31/20, to be repurchased on 02/03/20, repurchased price $26,003,402 (collateralized by U.S. Treasury obligation, par value $21,327,700, 1.000%, 02/15/2048; with total market value $26,520,004)	26,000	26,000

12	SEI Daily Income Trust / Annual Report / January 31, 2020

Description	Face Amount (Thousands)	Value ($ Thousands)

REPURCHASE AGREEMENTS(B) (continued)
TD Securities 1.590%, dated 01/31/20, to be repurchased on 02/03/20, repurchased price $250,033,125 (collateralized by various FNMA, GNMA, ranging in par value $12,156,650 - $200,000,000, 2.500% - 4.000%, 01/01/2048 - 11/20/2049; with total market value $255,517,103)	$250,000	$250,000
TD Securities 1.570%, dated 01/31/20, to be repurchased on 02/03/20, repurchased price $50,006,542 (collateralized by various U.S. Treasury obligations, ranging in par value $8,175,600 - $42,039,100, 1.500% - 1.625%, 02/15/2026 - 01/31/2027; with total market value $51,000,010)	50,000	50,000
The Bank of Nova Scotia 1.570%, dated 01/31/20, to be repurchased on 02/03/20, repurchased price $72,009,420 (collateralized by various U.S. Treasury obligations, ranging in par value $200 - $49,999,000, 0.000% - 2.750%, 03/24/2020 - 05/15/2042; with total market value $73,449,706)	72,000	72,000
Wells Fargo Securities 1.570%, dated 01/31/20, to be repurchased on 02/03/20, repurchased price $100,013,083 (collateralized by U.S. Treasury obligation, par value $101,076,100, 1.500%, 10/31/2024; with total market value $102,000,058)	100,000	100,000

Total Repurchase Agreements (Cost $1,910,000) ($ Thousands)		1,910,000

Total Investments — 99.3% (Cost $6,642,416) ($ Thousands)		$6,642,416

Percentages are based on a Net Assets of $6,689,987 ($ Thousands).
(A)	The rate reported is the effective yield at time of purchase.
(B)	Tri-Party Repurchase Agreement.

DN — Discount Note

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

USD — U.S. Dollar

VAR – Variable Rate

As of January 31, 2020, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2020	13

SCHEDULE OF INVESTMENTS

January 31, 2020

Government II Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 52.9%
U.S. Treasury Bills (A)
1.476%, 02/04/2020	$14,135	$14,133
1.465%, 02/06/2020	140,000	139,971
1.498%, 02/11/2020	150,000	149,938
1.476%, 02/13/2020	70,000	69,966
1.766%, 02/20/2020	62,000	61,943
1.631%, 02/27/2020	128,775	128,624
1.573%, 03/12/2020	186,060	185,736
1.514%, 03/24/2020	17,865	17,826
1.579%, 04/09/2020	48,955	48,810
1.633%, 04/16/2020	8,070	8,043
2.418%, 04/23/2020	32,500	32,325
1.547%, 05/07/2020	15,130	15,068
1.771%, 09/10/2020	4,610	4,560
U.S. Treasury Notes
2.375%, 04/30/2020	7,405	7,414
1.375%, 04/30/2020	15,445	15,437
1.500%, 05/15/2020	4,170	4,164
1.500%, 05/31/2020	3,815	3,811
1.625%, 06/30/2020	470	470
1.579%, VAR US Treasury 3 Month Bill Money Market Yield+0.043%, 07/31/2020	41,000	40,978
2.750%, 09/30/2020	26,115	26,311
1.581%, VAR US Treasury 3 Month Bill Money Market Yield+0.045%, 10/31/2020	30,000	29,977
2.625%, 11/15/2020	1,955	1,970
2.750%, 11/30/2020	6,395	6,454
2.000%, 11/30/2020	1,440	1,444
1.625%, 11/30/2020	2,430	2,429
1.651%, VAR US Treasury 3 Month Bill Money Market Yield+0.115%, 01/31/2021	11,750	11,750
1.756%, VAR US Treasury 3 Month Bill Money Market Yield+0.220%, 07/31/2021	10,000	10,000
1.836%, VAR US Treasury 3 Month Bill Money Market Yield+0.300%, 10/31/2021	14,425	14,437

Total U.S. Treasury Obligations (Cost $1,053,989) ($ Thousands)		1,053,989

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 47.8%
FFCB
1.664%, VAR ICE LIBOR USD 1 Month-0.050%, 02/07/2020	20,870	20,870
1.639%, VAR ICE LIBOR USD 1 Month-0.045%, 03/12/2020	5,550	5,550
1.610%, 05/28/2020	18,485	18,482
1.653%, VAR ICE LIBOR USD 1 Month-0.005%, 06/18/2020	2,230	2,230
1.658%, VAR ICE LIBOR USD 1 Month0.000%, 06/19/2020	16,500	16,503
1.619%, VAR ICE LIBOR USD 1 Month-0.050%, 08/17/2020	6,265	6,265
1.644%, VAR ICE LIBOR USD 1 Month-0.040%, 09/11/2020	8,630	8,630
1.702%, VAR ICE LIBOR USD 1 Month+0.025%, 12/14/2020	7,925	7,925
1.610%, VAR United States Secured Overnight Financing Rate+0.080%, 01/14/2021	3,850	3,850
1.666%, VAR US Treasury 3 Month Bill Money Market Yield+0.130%, 02/08/2021	6,195	6,188
1.715%, VAR ICE LIBOR USD 1 Month+0.045%, 04/16/2021	12,670	12,670
1.800%, VAR US Federal Funds Effective Rate+0.200%, 04/22/2021	19,320	19,324
1.796%, VAR US Treasury 3 Month Bill Money Market Yield+0.260%, 06/17/2021	8,075	8,074
1.761%, VAR US Treasury 3 Month Bill Money Market Yield+0.225%, 07/08/2021	4,170	4,170
1.720%, VAR United States Secured Overnight Financing Rate+0.190%, 11/18/2021	4,015	4,015
1.710%, VAR United States Secured Overnight Financing Rate+0.180%, 01/14/2022	8,755	8,755
FFCB DN (A)
2.420%, 02/04/2020	9,395	9,393
2.002%, 02/06/2020	50,000	49,986
2.396%, 02/21/2020	7,845	7,835
1.620%, 09/28/2020	4,470	4,423
FHLB
1.621%, VAR ICE LIBOR USD 1 Month-0.040%, 02/25/2020	8,545	8,545
1.711%, VAR ICE LIBOR USD 1 Month+0.050%, 03/25/2020	3,700	3,700
1.629%, VAR ICE LIBOR USD 1 Month-0.040%, 04/17/2020	16,400	16,400
1.742%, VAR ICE LIBOR USD 1 Month+0.050%, 05/08/2020	8,560	8,560

14	SEI Daily Income Trust / Annual Report / January 31, 2020

Description	Face Amount (Thousands)	Value ($ Thousands)
1.550%, VAR United States Secured Overnight Financing Rate+0.020%, 05/22/2020	4,575	4,575
1.766%, VAR ICE LIBOR USD 1 Month-0.015%, 06/01/2020	5,310	5,310
1.565%, VAR United States Secured Overnight Financing Rate+0.035%, 06/19/2020	3,895	3,895
1.610%, 06/23/2020	6,530	6,530
1.605%, VAR United States Secured Overnight Financing Rate+0.075%, 07/24/2020	2,595	2,595
1.635%, VAR United States Secured Overnight Financing Rate+0.105%, 10/01/2020	4,115	4,115
1.650%, VAR United States Secured Overnight Financing Rate+0.120%, 10/07/2020	5,190	5,190
1.710%, VAR United States Secured Overnight Financing Rate+0.130%, 10/16/2020	37,000	37,000
1.803%, VAR ICE LIBOR USD 3 Month-0.125%, 12/21/2020	11,445	11,445
1.702%, VAR ICE LIBOR USD 3 Month-0.170%, 01/08/2021	7,000	7,000
1.620%, VAR United States Secured Overnight Financing Rate+0.040%, 02/09/2021	18,380	18,377
1.645%, VAR United States Secured Overnight Financing Rate+0.115%, 03/12/2021	9,575	9,575
1.605%, VAR United States Secured Overnight Financing Rate+0.075%, 07/23/2021	4,575	4,575
FHLB DN (A)
1.538%, 03/12/2020	50,000	49,915
1.582%, 05/15/2020	25,000	24,887
1.609%, 08/14/2020	13,050	12,938
1.777%, 03/18/2020	23,810	23,756
1.699%, 04/08/2020	27,820	27,733
1.652%, 04/15/2020	11,825	11,785
1.551%, 02/05/2020	35,000	34,994
1.585%, 02/06/2020	11,395	11,393
1.969%, 02/07/2020	8,515	8,512
4.322%, 02/13/2020	3,805	3,803
1.575%, 02/14/2020	29,790	29,773
0.537%, 02/28/2020	38,285	38,241
1.532%, 03/04/2020	26,520	26,484
1.874%, 03/13/2020	11,240	11,216
1.791%, 03/20/2020	30,595	30,522
1.549%, 03/24/2020	18,670	18,628
1.645%, 03/25/2020	36,635	36,547
1.684%, 04/03/2020	12,350	12,314
1.558%, 04/22/2020	11,380	11,340
1.584%, 04/24/2020	29,605	29,497
1.579%, 05/01/2020	17,125	17,058

Description	Face Amount (Thousands)	Value ($ Thousands)
1.571%, 06/05/2020	10,200	10,145
1.578%, 06/25/2020	8,915	8,859
1.582%, 07/06/2020	13,285	13,194
1.572%, 07/15/2020	8,705	8,643
1.572%, 07/24/2020	14,155	14,048
1.583%, 07/31/2020	27,835	27,615
1.652%, 04/05/2021	15,350	15,350

Total U.S. Government Agency Obligations (Cost $951,715) ($ Thousands)		951,715

Total Investments — 100.7% (Cost $2,005,704) ($ Thousands)		$2,005,704

Percentages are based on Net Assets of $1,991,587 ($ Thousands).
(A)	The rate reported is the effective yield at time of purchase.

DN — Discount Note

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

USD — U.S. Dollar

VAR — Variable Rate

As of January 31, 2020, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2020	15

SCHEDULE OF INVESTMENTS

January 31, 2020

Treasury II Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 102.8%
U.S. Treasury Bills (A)
1.524%, 02/04/2020	$8,270	$8,269
1.483%, 02/06/2020	35,000	34,993
1.500%, 02/11/2020	16,000	15,993
1.919%, 02/13/2020	10,000	9,994
1.507%, 02/18/2020	51,000	50,964
1.498%, 02/20/2020	25,300	25,280
1.857%, 02/27/2020	7,875	7,864
0.881%, 03/03/2020	31,000	30,961
1.617%, 03/12/2020	27,880	27,830
1.540%, 03/24/2020	27,690	27,629
1.635%, 04/09/2020	5,785	5,767
2.418%, 04/23/2020	7,925	7,882
1.623%, 04/30/2020	10,000	9,960
1.547%, 05/07/2020	3,690	3,675
1.586%, 05/28/2020	2,750	2,736
1.547%, 07/30/2020	15,000	14,885
1.771%, 09/10/2020	1,335	1,321
U.S. Treasury Notes
2.250%, 03/31/2020	1,025	1,025
1.375%, 03/31/2020	705	704
2.375%, 04/30/2020	1,000	1,001
1.569%, VAR US Treasury 3 Month Bill Money Market Yield+0.033%, 04/30/2020	55,875	55,866
1.375%, 04/30/2020	3,730	3,728
3.500%, 05/15/2020	715	718
1.500%, 05/15/2020	840	839
1.500%, 05/31/2020	1,080	1,079
1.625%, 06/30/2020	135	135
1.579%, VAR US Treasury 3 Month Bill Money Market Yield+0.043%, 07/31/2020	11,000	10,997
2.750%, 09/30/2020	525	529
1.375%, 09/30/2020	1,270	1,268
1.581%, VAR US Treasury 3 Month Bill Money Market Yield+0.045%, 10/31/2020	9,000	8,993
2.625%, 11/15/2020	395	398
1.750%, 11/15/2020	390	390
2.750%, 11/30/2020	170	172
2.000%, 11/30/2020	290	291
1.625%, 11/30/2020	495	495
2.500%, 12/31/2020	8,775	8,844
2.375%, 12/31/2020	320	322

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
1.651%, VAR US Treasury 3 Month Bill Money Market Yield+0.115%, 01/31/2021	$10,140	$10,138
1.756%, VAR US Treasury 3 Month Bill Money Market Yield+0.220%, 07/31/2021	12,000	11,992
1.836%, VAR US Treasury 3 Month Bill Money Market Yield+0.300%, 10/31/2021	7,000	7,015

Total U.S. Treasury Obligations (Cost $412,942) ($ Thousands)		412,942

Total Investments — 102.8% (Cost $412,942) ($ Thousands)		$412,942

Percentages are based on Net Assets of $401,720 ($ Thousands).
(A)	The rate reported is the effective yield at time of purchase.

VAR – Variable Rate

As of January 31, 2020, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

16	SEI Daily Income Trust / Annual Report / January 31, 2020

SCHEDULE OF INVESTMENTS

January 31, 2020

Ultra Short Duration Bond Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 36.1%

Communication Services — 0.5%
AT&T
2.891%, VAR ICE LIBOR USD 3 Month+0.930%, 06/30/2020	$700	$702
Comcast
2.239%, VAR ICE LIBOR USD 3 Month+0.330%, 10/01/2020	600	601
Fox
3.666%, 01/25/2022 (A)	85	88
ViacomCBS
4.500%, 03/01/2021	205	211
		1,602

Consumer Discretionary — 1.5%
Dollar Tree
2.536%, VAR ICE LIBOR USD 3 Month+0.700%, 04/17/2020	216	216
Ford Motor Credit LLC
3.157%, 08/04/2020	600	603
General Motors
2.694%, VAR ICE LIBOR USD 3 Month+0.800%, 08/07/2020	600	601
General Motors Financial
2.778%, VAR ICE LIBOR USD 3 Month+0.930%, 04/13/2020	450	451
2.728%, VAR ICE LIBOR USD 3 Month+0.850%, 04/09/2021	525	527
Howard University
2.801%, 10/01/2023	380	380
Hyundai Capital America
2.812%, VAR ICE LIBOR USD 3 Month+0.940%, 07/08/2021 (A)	450	452
Marriott International
2.535%, VAR ICE LIBOR USD 3 Month+0.650%, 03/08/2021	375	377
2.507%, VAR ICE LIBOR USD 3 Month+0.600%, 12/01/2020	525	526

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Nissan Motor Acceptance MTN
2.351%, VAR ICE LIBOR USD 3 Month+0.390%, 09/28/2020 (A)	$500	$501
		4,634

Consumer Staples — 0.8%
Conagra Brands
3.800%, 10/22/2021	325	337
2.552%, VAR ICE LIBOR USD 3 Month+0.750%, 10/22/2020	750	750
Kraft Heinz Foods
2.721%, VAR ICE LIBOR USD 3 Month+0.820%, 08/10/2022	550	552
Philip Morris International
2.315%, VAR ICE LIBOR USD 3 Month+0.420%, 02/21/2020	800	800
		2,439

Energy — 2.0%
MPLX
2.985%, VAR ICE LIBOR USD 3 Month+1.100%, 09/09/2022	1,035	1,040
2.785%, VAR ICE LIBOR USD 3 Month+0.900%, 09/09/2021	235	236
Occidental Petroleum
3.155%, VAR ICE LIBOR USD 3 Month+1.250%, 08/13/2021	300	302
2.854%, VAR ICE LIBOR USD 3 Month+0.950%, 02/08/2021	300	302
2.600%, 08/13/2021	1,425	1,440
Phillips 66
2.581%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2020 (A)	620	620
Sabine Pass Liquefaction LLC
5.625%, 02/01/2021	240	246
Saudi Arabian Oil MTN
2.750%, 04/16/2022 (A)	1,580	1,602
Schlumberger Finance Canada
2.200%, 11/20/2020 (A)	375	376
		6,164

Financials — 23.4%
ABN AMRO Bank MTN
2.489%, VAR ICE LIBOR USD 3 Month+0.570%, 08/27/2021 (A)	750	754
AIG Global Funding
2.389%, VAR ICE LIBOR USD 3 Month+0.480%, 07/02/2020 (A)	775	776
Ally Financial
4.125%, 03/30/2020	760	763

SEI Daily Income Trust / Annual Report / January 31, 2020	17

SCHEDULE OF INVESTMENTS

January 31, 2020

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
American Express
2.429%, VAR ICE LIBOR USD 3 Month+0.525%, 05/17/2021	$450	$452
Aon
2.200%, 11/15/2022	140	141
Assurant
3.197%, VAR ICE LIBOR USD 3 Month+1.250%, 03/26/2021	77	77
Athene Global Funding
2.959%, VAR ICE LIBOR USD 3 Month+1.140%, 04/20/2020 (A)	650	652
Bank of America MTN
5.625%, 07/01/2020	2,065	2,097
2.999%, VAR ICE LIBOR USD 3 Month+1.180%, 10/21/2022	625	635
2.979%, VAR ICE LIBOR USD 3 Month+1.160%, 01/20/2023	400	407
Bank of Montreal MTN
2.334%, VAR ICE LIBOR USD 3 Month+0.440%, 06/15/2020	1,535	1,537
Bank of New York Mellon MTN
1.950%, 08/23/2022	245	247
Bank of Nova Scotia
2.525%, VAR ICE LIBOR USD 3 Month+0.640%, 03/07/2022	375	379
1.850%, 04/14/2020	1,350	1,350
BAT Capital
2.499%, VAR ICE LIBOR USD 3 Month+0.590%, 08/14/2020	1,600	1,604
BBVA USA
2.618%, VAR ICE LIBOR USD 3 Month+0.730%, 06/11/2021	500	502
BPCE MTN
3.119%, VAR ICE LIBOR USD 3 Month+1.220%, 05/22/2022 (A)	250	254
Canadian Imperial Bank of Commerce
2.337%, VAR United States Secured Overnight Financing Rate+0.800%, 03/17/2023	500	503
2.100%, 10/05/2020	1,075	1,078
2.078%, VAR ICE LIBOR USD 3 Month+0.315%, 02/02/2021	1,500	1,503
Capital One
2.150%, 09/06/2022	250	252
Capital One Bank USA
2.014%, VAR United States Secured Overnight Financing Rate+0.616%, 01/27/2023	400	401
Capital One Financial
2.661%, VAR ICE LIBOR USD 3 Month+0.760%, 05/12/2020	1,770	1,772

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Charles Schwab
2.215%, VAR ICE LIBOR USD 3 Month+0.320%, 05/21/2021	$360	$361
Citibank
2.844%, VAR ICE LIBOR USD 3 Month+0.596%, 05/20/2022	450	456
2.387%, VAR ICE LIBOR USD 3 Month+0.500%, 06/12/2020	375	375
2.251%, VAR ICE LIBOR USD 3 Month+0.350%, 02/12/2021	300	301
Citigroup
2.650%, 10/26/2020	385	388
2.426%, VAR United States Secured Overnight Financing Rate+0.870%, 11/04/2022	1,720	1,728
Citizens Bank
2.727%, VAR ICE LIBOR USD 3 Month+0.810%, 05/26/2022	550	555
2.629%, VAR ICE LIBOR USD 3 Month+0.720%, 02/14/2022	550	554
2.487%, VAR ICE LIBOR USD 3 Month+0.570%, 05/26/2020	700	701
2.447%, VAR ICE LIBOR USD 3 Month+0.540%, 03/02/2020	550	550
Cooperatieve Rabobank
2.664%, VAR ICE LIBOR USD 3 Month+0.830%, 01/10/2022	800	808
2.224%, VAR ICE LIBOR USD 3 Month+0.430%, 04/26/2021	750	753
Credit Agricole MTN
2.861%, VAR ICE LIBOR USD 3 Month+0.970%, 06/10/2020 (A)	950	953
Credit Suisse NY
2.100%, 11/12/2021	645	649
0.000%, 02/04/2022	1,835	1,836
DAE Funding LLC
5.250%, 11/15/2021 (A)	575	598
Danske Bank
5.000%, 01/12/2022 (A)	570	601
3.001%, VAR ICE LIBOR USD 3 Month+1.249%, 09/20/2022 (A)	525	532
Danske Bank MTN
2.417%, VAR ICE LIBOR USD 3 Month+0.510%, 03/02/2020 (A)	500	500
Deutsche Bank NY
2.818%, VAR ICE LIBOR USD 3 Month+0.970%, 07/13/2020	550	550
2.700%, 07/13/2020	375	376
DNB Bank
2.279%, VAR ICE LIBOR USD 3 Month+0.370%, 10/02/2020 (A)	550	551

18	SEI Daily Income Trust / Annual Report / January 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
European Investment Bank
1.857%, VAR United States Secured Overnight Financing Rate+0.320%, 10/08/2021	$1,980	$1,983
Fifth Third Bank
2.020%, VAR ICE LIBOR USD 3 Month+0.250%, 10/30/2020	400	400
1.800%, 01/30/2023	250	251
Ford Motor Credit LLC
3.231%, VAR ICE LIBOR USD 3 Month+1.270%, 03/28/2022	350	349
Goldman Sachs Bank USA NY
3.200%, 06/05/2020	1,450	1,457
Goldman Sachs Group
3.080%, VAR ICE LIBOR USD 3 Month+1.170%, 11/15/2021	525	529
2.904%, VAR ICE LIBOR USD 3 Month+1.110%, 04/26/2022	750	758
HSBC Holdings PLC
2.537%, VAR ICE LIBOR USD 3 Month+0.650%, 09/11/2021	450	451
2.504%, VAR ICE LIBOR USD 3 Month+0.600%, 05/18/2021	640	641
Huntington National Bank
2.401%, VAR ICE LIBOR USD 3 Month+0.510%, 03/10/2020	650	650
ING Groep
3.111%, VAR ICE LIBOR USD 3 Month+1.150%, 03/29/2022	400	406
Inter-American Development Bank
2.499%, VAR United States Secured Overnight Financing Rate+0.260%, 09/16/2022	1,600	1,599
Inter-American Development Bank MTN
2.031%, VAR ICE LIBOR USD 3 Month+0.200%, 07/15/2021	1,685	1,690
Jackson National Life Global Funding
2.368%, VAR ICE LIBOR USD 3 Month+0.480%, 06/11/2021 (A)	1,000	1,005
JPMorgan Chase
2.435%, VAR ICE LIBOR USD 3 Month+0.550%, 03/09/2021	550	550
KeyBank
2.709%, VAR ICE LIBOR USD 3 Month+0.810%, 11/22/2021	750	758
2.423%, VAR ICE LIBOR USD 3 Month+0.660%, 02/01/2022	1,550	1,562
KeyCorp MTN
2.900%, 09/15/2020	690	695
Manufacturers & Traders Trust
2.514%, VAR ICE LIBOR USD 3 Month+0.610%, 05/18/2022	450	453

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.064%, VAR ICE LIBOR USD 3 Month+0.270%, 01/25/2021	$1,000	$1,002
Marsh & McLennan
3.500%, 12/29/2020	115	117
Metropolitan Life Global Funding I
2.400%, 01/08/2021 (A)	795	800
Metropolitan Life Global Funding I MTN
2.105%, VAR United States Secured Overnight Financing Rate+0.570%, 01/13/2023 (A)	550	552
Morgan Stanley
2.999%, VAR ICE LIBOR USD 3 Month+1.180%, 01/20/2022	475	480
Morgan Stanley MTN
2.233%, VAR United States Secured Overnight Financing Rate+0.700%, 01/20/2023	775	776
MUFG Union Bank
2.485%, VAR ICE LIBOR USD 3 Month+0.600%, 03/07/2022	950	954
National Australia Bank
1.875%, 12/13/2022	250	251
National Bank of Canada MTN
2.447%, VAR ICE LIBOR USD 3 Month+0.560%, 06/12/2020	1,375	1,377
Nationwide Building Society
2.000%, 01/27/2023 (A)	375	377
New York Life Global Funding
2.069%, VAR ICE LIBOR USD 3 Month+0.160%, 10/01/2020 (A)	600	601
Penske Truck Leasing Lp
3.650%, 07/29/2021 (A)	400	410
PNC Bank
2.315%, VAR ICE LIBOR USD 3 Month+0.430%, 12/09/2022	500	502
2.263%, VAR ICE LIBOR USD 3 Month+0.360%, 05/19/2020	500	500
2.052%, VAR ICE LIBOR USD 3 Month+0.250%, 01/22/2021	1,050	1,052
Regions Bank
2.405%, VAR ICE LIBOR USD 3 Month+0.500%, 08/13/2021	450	451
Royal Bank of Canada
2.100%, 10/14/2020	2,235	2,240
Royal Bank of Canada MTN
2.160%, VAR ICE LIBOR USD 3 Month+0.390%, 04/30/2021	580	582
Santander UK PLC
2.527%, VAR ICE LIBOR USD 3 Month+0.620%, 06/01/2021	525	528
2.100%, 01/13/2023	245	247

SEI Daily Income Trust / Annual Report / January 31, 2020	19

SCHEDULE OF INVESTMENTS

January 31, 2020

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Standard Chartered PLC
2.744%, VAR ICE LIBOR USD 3 Month+1.200%, 09/10/2022 (A)	$530	$535
Svenska Handelsbanken MTN
2.380%, VAR ICE LIBOR USD 3 Month+0.470%, 05/24/2021	525	527
Synchrony Financial
3.132%, VAR ICE LIBOR USD 3 Month+1.230%, 02/03/2020	600	600
Toronto-Dominion Bank MTN
2.318%, VAR ICE LIBOR USD 3 Month+0.430%, 06/11/2021	1,600	1,608
2.013%, VAR United States Secured Overnight Financing Rate+0.480%, 01/27/2023	1,160	1,161
Truist Financial MTN
2.464%, VAR ICE LIBOR USD 3 Month+0.570%, 06/15/2020	400	401
U.S. Bank
2.212%, VAR ICE LIBOR USD 3 Month+0.310%, 02/04/2021	1,250	1,253
UniCredit MTN
6.572%, 01/14/2022 (A)	350	377
Volkswagen Group of America Finance LLC
2.841%, VAR ICE LIBOR USD 3 Month+0.940%, 11/12/2021 (A)	750	758
Wells Fargo
2.911%, VAR ICE LIBOR USD 3 Month+1.110%, 01/24/2023	400	406
Wells Fargo MTN
2.600%, 07/22/2020	1,715	1,722
2.010%, VAR United States Secured Overnight Financing Rate+0.480%, 03/25/2020	720	720
		72,866

Health Care — 2.7%
AbbVie
2.545%, VAR ICE LIBOR USD 3 Month+0.650%, 11/21/2022 (A)	550	555
2.355%, VAR ICE LIBOR USD 3 Month+0.460%, 11/19/2021 (A)	1,245	1,249
Amgen
2.351%, VAR ICE LIBOR USD 3 Month+0.450%, 05/11/2020	450	451
Bayer US Finance II LLC
3.500%, 06/25/2021 (A)	425	434
Becton Dickinson
2.836%, VAR ICE LIBOR USD 3 Month+0.875%, 12/29/2020	281	281
Bristol-Myers Squibb
2.550%, 05/14/2021 (A)	870	880

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cardinal Health
2.664%, VAR ICE LIBOR USD 3 Month+0.770%, 06/15/2022	$775	$779
Cigna
3.200%, 09/17/2020	1,965	1,982
2.550%, VAR ICE LIBOR USD 3 Month+0.650%, 09/17/2021	375	375
CVS Health
2.605%, VAR ICE LIBOR USD 3 Month+0.720%, 03/09/2021	435	438
McKesson
3.650%, 11/30/2020	300	304
Sutter Health
2.286%, 08/15/2053	325	325
UnitedHealth Group
1.901%, VAR ICE LIBOR USD 3 Month+0.070%, 10/15/2020	500	500
		8,553

Industrials — 2.0%
AerCap Ireland Capital DAC
4.500%, 05/15/2021	735	759
Arconic
6.150%, 08/15/2020	594	605
Aviation Capital Group LLC
2.440%, VAR ICE LIBOR USD 3 Month+0.670%, 07/30/2021 (A)	570	571
Caterpillar Financial Services MTN
2.165%, VAR ICE LIBOR USD 3 Month+0.280%, 09/07/2021	1,600	1,604
Equifax
2.780%, VAR ICE LIBOR USD 3 Month+0.870%, 08/15/2021	460	462
GE Capital International Funding
2.342%, 11/15/2020	525	527
General Electric
2.500%, 03/28/2020	500	500
2.371%, VAR ICE LIBOR USD 3 Month+0.410%, 03/28/2020	264	264
John Deere Capital MTN
2.350%, 01/08/2021	445	448
PACCAR Financial MTN
2.161%, VAR ICE LIBOR USD 3 Month+0.260%, 05/10/2021	150	150
United Technologies
2.554%, VAR ICE LIBOR USD 3 Month+0.650%, 08/16/2021	375	375
		6,265

Information Technology — 1.4%
Broadcom
3.125%, 04/15/2021 (A)	2,185	2,216

20	SEI Daily Income Trust / Annual Report / January 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Hewlett Packard Enterprise
2.620%, VAR ICE LIBOR USD 3 Month+0.720%, 10/05/2021	$375	$375
2.567%, VAR ICE LIBOR USD 3 Month+0.680%, 03/12/2021	775	779
IBM Credit LLC
2.384%, VAR ICE LIBOR USD 3 Month+0.470%, 11/30/2020	1,140	1,144
		4,514

Materials — 0.4%
DuPont de Nemours
3.766%, 11/15/2020	455	462
International Flavors & Fragrances
3.400%, 09/25/2020	245	247
Syngenta Finance
3.698%, 04/24/2020 (A)	450	451
		1,160

Utilities — 1.4%
American Electric Power
2.150%, 11/13/2020	450	451
Consolidated Edison of New York
2.347%, VAR ICE LIBOR USD 3 Month+0.400%, 06/25/2021	1,730	1,739
Dominion Energy
2.715%, 08/15/2021	130	131
2.450%, 01/15/2023 (A)	550	558
Duke Energy Progress LLC
2.065%, VAR ICE LIBOR USD 3 Month+0.180%, 09/08/2020	540	541
Florida Power & Light
2.308%, VAR ICE LIBOR USD 3 Month+0.400%, 05/06/2022	900	900
		4,320

Total Corporate Obligations (Cost $111,909) ($ Thousands)		112,517

ASSET-BACKED SECURITIES — 35.1%

Automotive — 15.6%
American Credit Acceptance Receivables Trust, Ser 2018-4, Cl A
3.380%, 12/13/2021 (A)	79	79
American Credit Acceptance Receivables Trust, Ser 2019-2, Cl A
2.850%, 07/12/2022 (A)	147	148
American Credit Acceptance Receivables Trust, Ser 2019-3, Cl A
2.440%, 12/12/2022 (A)	460	461

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
American Credit Acceptance Receivables Trust, Ser 2019-4, Cl A
2.180%, 02/13/2023 (A)	$543	$544
Americredit Automobile Receivables Trust, Ser 2018-2, Cl A2A
2.860%, 11/18/2021	81	81
Americredit Automobile Receivables Trust, Ser 2019-1, Cl A2A
2.930%, 06/20/2022	379	380
ARI Fleet Lease Trust, Ser 2017-A, Cl A2
1.910%, 04/15/2026 (A)	54	54
Canadian Pacer Auto Receivables Trust, Ser 2020-1A, Cl A2A
1.770%, 11/21/2022 (A)	680	680
CarMax Auto Owner Trust, Ser 2019-2, Cl A2A
2.690%, 07/15/2022	326	328
Carmax Auto Owner Trust, Ser 2019-3, Cl A2A
2.210%, 12/15/2022	350	351
Carmax Auto Owner Trust, Ser 2019-4, Cl A2A
2.010%, 03/15/2023	1,490	1,496
CarMax Auto Owner Trust, Ser 2020-1, Cl A2
1.870%, 04/17/2023	1,105	1,108
Carvana Auto Receivables Trust, Ser 2019- 4A, Cl A2
2.200%, 07/15/2022 (A)	300	300
Chesapeake Funding II LLC, Ser 2017-2A, Cl A1
1.990%, 05/15/2029 (A)	97	97
Chesapeake Funding II LLC, Ser 2017-3A, Cl A1
1.910%, 08/15/2029 (A)	128	128
Chesapeake Funding II LLC, Ser 2017-3A, Cl A2
2.016%, VAR ICE LIBOR USD 1 Month+0.340%, 08/15/2029 (A)	339	339
Chesapeake Funding II LLC, Ser 2017-4A, Cl A1
2.120%, 11/15/2029 (A)	173	173
Chesapeake Funding II LLC, Ser 2017-4A, Cl A2
2.016%, VAR ICE LIBOR USD 1 Month+0.340%, 11/15/2029 (A)	686	686
Chesapeake Funding II LLC, Ser 2018-1A, Cl A1
3.040%, 04/15/2030 (A)	197	200
Chesapeake Funding II LLC, Ser 2018-2A, Cl A2
2.046%, VAR ICE LIBOR USD 1 Month+0.370%, 08/15/2030 (A)	367	370
Chesapeake Funding II LLC, Ser 2018-3A, Cl A1
3.390%, 01/15/2031 (A)	293	298

SEI Daily Income Trust / Annual Report / January 31, 2020	21

SCHEDULE OF INVESTMENTS

January 31, 2020

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Chesapeake Funding II LLC, Ser 2019-2A, Cl A1
1.950%, 09/15/2031 (A)	$1,018	$1,022
CIG Auto Receivables Trust, Ser 2017-1A, Cl A
2.710%, 05/15/2023 (A)	22	22
CPS Auto Receivables Trust, Ser 2018-D, Cl A
3.060%, 01/18/2022 (A)	80	80
CPS Auto Receivables Trust, Ser 2019-A, Cl A
3.180%, 06/15/2022 (A)	164	165
CPS Auto Receivables Trust, Ser 2019-B, Cl A
2.890%, 05/16/2022 (A)	147	148
CPS Auto Receivables Trust, Ser 2019-C, Cl A
2.550%, 09/15/2022 (A)	333	334
CPS Auto Receivables Trust, Ser 2019-D, Cl A
2.170%, 12/15/2022 (A)	361	362
CPS Auto Receivables Trust, Ser 2020-A, Cl A
2.090%, 05/15/2023 (A)	415	415
CPS Auto Trust, Ser 2018-C, Cl A
2.870%, 09/15/2021 (A)	22	22
Credit Acceptance Auto Loan Trust, Ser 2017- 2A, Cl A
2.550%, 02/17/2026 (A)	191	191
Credit Acceptance Auto Loan Trust, Ser 2017- 3A, Cl A
2.650%, 06/15/2026 (A)	179	179
Credit Acceptance Auto Loan Trust, Ser 2019- 3A, Cl A
2.380%, 11/15/2028 (A)	350	353
Drive Auto Receivables Trust, Ser 2017-3, Cl D
3.530%, 12/15/2023 (A)	775	783
Drive Auto Receivables Trust, Ser 2018-4, Cl B
3.360%, 10/17/2022	406	407
Drive Auto Receivables Trust, Ser 2019-1, Cl A3
3.180%, 10/17/2022	339	340
Drive Auto Receivables Trust, Ser 2019-2, Cl A2A
2.930%, 03/15/2022	103	103
Drive Auto Receivables Trust, Ser 2019-2, Cl A3
3.040%, 03/15/2023	275	276
Drive Auto Receivables Trust, Ser 2019-4, Cl A3
2.160%, 05/15/2023	375	377
Drive Auto Receivables Trust, Ser 2019-4, Cl B
2.230%, 01/16/2024	595	599
Drive Auto Receivables Trust, Ser 2020-1, Cl A3
2.020%, 11/15/2023	350	351

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
DT Auto Owner Trust, Ser 2018-3A, Cl A
3.020%, 02/15/2022 (A)	$396	$397
DT Auto Owner Trust, Ser 2018-3A, Cl B
3.560%, 09/15/2022 (A)	665	672
DT Auto Owner Trust, Ser 2019-1A, Cl A
3.080%, 09/15/2022 (A)	140	141
DT Auto Owner Trust, Ser 2019-3A, Cl A
2.550%, 08/15/2022 (A)	277	277
DT Auto Owner Trust, Ser 2019-4A, Cl A
2.170%, 05/15/2023 (A)	1,434	1,437
DT Auto Owner Trust, Ser 2020-1A, Cl A
1.940%, 09/15/2023 (A)	280	280
Enterprise Fleet Financing LLC, Ser 2017-2, Cl A2
1.970%, 01/20/2023 (A)	42	42
Enterprise Fleet Financing LLC, Ser 2018-2, Cl A2
3.140%, 02/20/2024 (A)	418	422
Enterprise Fleet Financing LLC, Ser 2019-1, Cl A2
2.980%, 10/20/2024 (A)	812	821
Enterprise Fleet Financing LLC, Ser 2019-2, Cl A2
2.290%, 02/20/2025 (A)	545	549
Exeter Automobile Receivables Trust, Ser 2019-1A, Cl A
3.200%, 04/15/2022 (A)	148	149
Exeter Automobile Receivables Trust, Ser 2019-2A, Cl A
2.930%, 07/15/2022 (A)	206	207
Exeter Automobile Receivables Trust, Ser 2019-3A, Cl A
2.590%, 09/15/2022 (A)	196	197
Exeter Automobile Receivables Trust, Ser 2019-4A, Cl A
2.180%, 01/17/2023 (A)	541	542
Exeter Automobile Receivables Trust, Ser 2019-4A, Cl B
2.300%, 12/15/2023 (A)	775	777
Exeter Automobile Receivables Trust, Ser 2020-1A, Cl A
2.050%, 06/15/2023 (A)	370	370
First Investors Auto Owner Trust, Ser 2018- 1A, Cl A1
2.840%, 05/16/2022 (A)	10	10
First Investors Auto Owner Trust, Ser 2019- 1A, Cl A
2.890%, 03/15/2024 (A)	190	192
First Investors Auto Owner Trust, Ser 2019- 2A, Cl A
2.210%, 09/16/2024 (A)	498	500
Flagship Credit Auto Trust, Ser 2017-3, Cl A
1.880%, 10/15/2021 (A)	4	4

22	SEI Daily Income Trust / Annual Report / January 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Flagship Credit Auto Trust, Ser 2018-3, Cl A
3.070%, 02/15/2023 (A)	$175	$176
Flagship Credit Auto Trust, Ser 2018-4, Cl A
3.410%, 05/15/2023 (A)	290	292
Flagship Credit Auto Trust, Ser 2019-1, Cl A
3.110%, 08/15/2023 (A)	277	280
Flagship Credit Auto Trust, Ser 2019-2, Cl A
2.830%, 10/16/2023 (A)	539	544
Flagship Credit Auto Trust, Ser 2019-3, Cl A
2.330%, 02/15/2024 (A)	552	554
Flagship Credit Auto Trust, Ser 2019-4, Cl A
2.170%, 06/17/2024 (A)	495	498
Ford Credit Auto Lease Trust, Ser 2019-B, Cl A2A
2.280%, 02/15/2022	480	482
Ford Credit Auto Lease Trust, Ser 2020-A, Cl A2
1.800%, 07/15/2022	345	344
Ford Credit Auto Owner Trust, Ser 2015-2, Cl A
2.440%, 01/15/2027 (A)	695	697
Foursight Capital Automobile Receivables Trust, Ser 2020-1, Cl A2
1.970%, 09/15/2023 (A)	485	485
GLS Auto Receivables Issuer Trust, Ser 2019- 1A, Cl A
3.370%, 01/17/2023 (A)	130	131
GLS Auto Receivables Issuer Trust, Ser 2019- 2A, Cl A
3.060%, 04/17/2023 (A)	362	364
GLS Auto Receivables Issuer Trust, Ser 2019- 3A, Cl A
2.580%, 07/17/2023 (A)	422	424
GLS Auto Receivables Issuer Trust, Ser 2019- 4A, Cl A
2.470%, 11/15/2023 (A)	402	404
GLS Auto Receivables Issuer Trust, Ser 2020- 1A, Cl A
2.170%, 02/15/2024 (A)	445	445
GLS Auto Receivables Trust, Ser 2018-1A, Cl A
2.820%, 07/15/2022 (A)	156	156
GLS Auto Receivables Trust, Ser 2018-3A, Cl A
3.350%, 08/15/2022 (A)	118	119
GM Financial Automobile Leasing Trust, Ser 2019-1, Cl A2A
2.910%, 04/20/2021	264	265
GM Financial Automobile Leasing Trust, Ser 2019-3, Cl A3
2.030%, 06/20/2022	475	477
GM Financial Consumer Automobile Receivables Trust, Ser 2018-4, Cl A3
3.210%, 10/16/2023	600	612

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
GM Financial Consumer Automobile Receivables Trust, Ser 2019-4, Cl A2A
1.840%, 11/16/2022	$565	$566
Harley-Davidson Motorcycle Trust, Ser 2020- A, Cl A2A
1.830%, 01/17/2023	770	771
Hertz Fleet Lease Funding, Ser 2019-1, Cl A1
2.185%, VAR ICE LIBOR USD 1 Month+0.470%, 01/10/2033 (A)	1,065	1,066
Hertz Fleet Lease Funding, Ser 2019-1, Cl A2
2.700%, 01/10/2033 (A)	770	778
Mercedes-Benz Auto Lease Trust, Ser 2019-A, Cl A3
3.100%, 11/15/2021	310	313
Mercedes-Benz Auto Lease Trust, Ser 2020- A, Cl A2
1.820%, 03/15/2022	195	195
Mercedes-Benz Auto Receivables Trust, Ser 2016-1, Cl A4
1.460%, 12/15/2022	1,435	1,434
Mercedes-Benz Master Owner Trust, Ser 2019-AA, Cl A
2.026%, VAR ICE LIBOR USD 1 Month+0.350%, 05/15/2023 (A)	955	957
Nissan Auto Lease Trust, Ser 2019-A, Cl A2
2.710%, 07/15/2021	326	327
Nissan Auto Lease Trust, Ser 2019-B, Cl A2A
2.270%, 10/15/2021	595	597
Nissan Auto Lease Trust, Ser 2020-A, Cl A2A
1.800%, 05/16/2022	450	451
Prestige Auto Receivables Trust, Ser 2018-1A, Cl A2
2.970%, 12/15/2021 (A)	134	134
Prestige Auto Receivables Trust, Ser 2019-1A, Cl A2
2.440%, 07/15/2022 (A)	672	673
Santander Drive Auto Receivables Trust, Ser 2016-3, Cl C
2.460%, 03/15/2022	176	176
Santander Drive Auto Receivables Trust, Ser 2019-1, Cl A3
3.000%, 12/15/2022	275	276
Santander Retail Auto Lease Trust, Ser 2019- A, Cl A2
2.720%, 01/20/2022 (A)	361	363
Santander Retail Auto Lease Trust, Ser 2019- C, Cl A2A
1.890%, 09/20/2022 (A)	775	777
Securitized Term Auto Receivables Trust, Ser 2019-1A, Cl A3
2.986%, 02/27/2023 (A)	505	512
Tesla Auto Lease Trust, Ser 2018-B, Cl A
3.710%, 08/20/2021 (A)	897	911

SEI Daily Income Trust / Annual Report / January 31, 2020	23

SCHEDULE OF INVESTMENTS

January 31, 2020

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Tesla Auto Lease Trust, Ser 2019-A, Cl A2
2.130%, 04/20/2022 (A)	$1,575	$1,583
Tidewater Auto Receivables Trust, Ser 2018- AA, Cl A2
3.120%, 07/15/2022 (A)	91	91
United Auto Credit Securitization Trust, Ser 2019-1, Cl A
2.820%, 07/12/2021 (A)	257	258
USAA Auto Owner Trust, Ser 2019-1, Cl A2
2.260%, 02/15/2022	395	396
Volkswagen Auto Lease Trust, Ser 2019-A, Cl A2A
2.000%, 03/21/2022	555	556
Westlake Automobile Receivables Trust, Ser 2017-2A, Cl D
3.280%, 12/15/2022 (A)	775	783
Westlake Automobile Receivables Trust, Ser 2018-2A, Cl A2A
2.840%, 09/15/2021 (A)	20	20
Westlake Automobile Receivables Trust, Ser 2019-1A, Cl A2A
3.060%, 05/16/2022 (A)	356	357
Westlake Automobile Receivables Trust, Ser 2019-3A, Cl A2
2.150%, 02/15/2023 (A)	480	482
Westlake Automobile Receivables Trust, Ser 2019-3A, Cl B
2.410%, 10/15/2024 (A)	1,075	1,084
World Omni Auto Receivables Trust, Ser 2019-A, Cl A2
3.020%, 04/15/2022	391	393
World Omni Select Auto Trust, Ser 2018-1A, Cl B
3.680%, 07/15/2023 (A)	320	326
World Omni Select Auto Trust, Ser 2019-A, Cl A2A
2.060%, 08/15/2023	505	506
		48,677

Credit Card — 3.2%

American Express Credit Account Master Trust, Ser 2017-3, Cl A
1.770%, 11/15/2022	575	575
BA Credit Card Trust, Ser 2017-A1, Cl A1
1.950%, 08/15/2022	1,555	1,556
Capital One Multi-Asset Execution Trust, Ser 2019-A2, Cl A2
1.720%, 08/15/2024	215	216
Citibank Credit Card Issuance Trust, Ser 2014-A1, Cl A1
2.880%, 01/23/2023	350	354
Evergreen Credit Card Trust, Ser 2019-2, Cl A
1.900%, 09/15/2024 (A)	385	388

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Master Credit Card Trust II, Ser 2019-2A, Cl A
2.044%, VAR ICE LIBOR USD 1 Month+0.390%, 01/21/2023 (A)	$490	$490
Master Credit Card Trust, Ser 2019-1A, Cl A
2.134%, VAR ICE LIBOR USD 1 Month+0.480%, 07/21/2022 (A)	350	351
Penarth Master Issuer PLC, Ser 2018-1A, Cl A1
2.038%, VAR ICE LIBOR USD 1 Month+0.380%, 03/18/2022 (A)	825	825
Synchrony Card Funding LLC, Ser 2019-A1, Cl A
2.950%, 03/15/2025	1,170	1,203
Synchrony Credit Card Master Note Trust, Ser 2015-4, Cl A
2.380%, 09/15/2023	525	527
Synchrony Credit Card Master Note Trust, Ser 2016-2, Cl A
2.210%, 05/15/2024	1,175	1,184
Synchrony Credit Card Master Note Trust, Ser 2018-1, Cl A
2.970%, 03/15/2024	765	776
Trillium Credit Card Trust II, Ser 2019-1A, Cl A
2.141%, VAR ICE LIBOR USD 1 Month+0.480%, 01/26/2024 (A)	750	752
Trillium Credit Card Trust II, Ser 2020-1A, Cl A
2.054%, VAR ICE LIBOR USD 1 Month+0.370%, 12/27/2024 (A)	700	700
		9,897

Miscellaneous Business Services — 16.3%

Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
2.341%, VAR ICE LIBOR USD 1 Month+0.680%, 01/25/2035	78	79
Ajax Mortgage Loan Trust, Ser 2017-B, Cl A
3.163%, 09/25/2056 (A)(B)	380	382
Ally Master Owner Trust, Ser 2018-2, Cl A
3.290%, 05/15/2023	600	612
ALM VI, Ser 2018-6A, Cl A1B3
3.031%, VAR ICE LIBOR USD 3 Month+1.200%, 07/15/2026 (A)	600	599
ALM XVII, Ser 2018-17A, Cl A1AR
2.761%, VAR ICE LIBOR USD 3 Month+0.930%, 01/15/2028 (A)	725	725
Apidos CLO XII, Ser 2018-12A, Cl AR
2.911%, VAR ICE LIBOR USD 3 Month+1.080%, 04/15/2031 (A)	600	600
Avant Loans Funding Trust, Ser 2019-A, Cl A
3.480%, 07/15/2022 (A)	199	200
Avant Loans Funding Trust, Ser 2019-B, Cl A
2.720%, 10/15/2026 (A)	538	539

24	SEI Daily Income Trust / Annual Report / January 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Barings BDC Static CLO, Ser 2019-1A, Cl A1
2.851%, VAR ICE LIBOR USD 3 Month+1.020%, 04/15/2027 (A)	$594	$592
Barings CLO, Ser 2018-3A, Cl A1
2.769%, VAR ICE LIBOR USD 3 Month+0.950%, 07/20/2029 (A)	372	371
Bayview Opportunity Master Fund IVb Trust, Ser 2017-RT6, Cl A
3.500%, 10/28/2057 (A)(B)	295	301
Carlyle Global Market Strategies, Ser 2018- 1A, Cl A1R2
2.806%, VAR ICE LIBOR USD 3 Month+0.970%, 04/17/2031 (A)	650	646
Carlyle Global Market Strategies, Ser 2018- 2A, Cl A1R
2.574%, VAR ICE LIBOR USD 3 Month+0.780%, 04/27/2027 (A)	603	603
CIFC Funding, Ser 2017-1A, Cl A1R
3.093%, VAR ICE LIBOR USD 3 Month+1.250%, 07/16/2030 (A)	485	486
Cloud Pass-Through Trust, Ser 2019-1A, Cl CLOU
3.554%, 12/05/2022 (A)(B)	730	739
CNH Equipment Trust, Ser 2019-C, Cl A2
1.990%, 03/15/2023	1,980	1,985
Cole Park CLO, Ser 2018-1A, Cl AR
2.869%, VAR ICE LIBOR USD 3 Month+1.050%, 10/20/2028 (A)	750	750
Columbia Cent CLO 27, Ser 2018-27A, Cl A1
2.944%, VAR ICE LIBOR USD 3 Month+1.150%, 10/25/2028 (A)	480	480
Credit-Based Asset Servicing & Securitization LLC, Ser 2005-CB3, Cl M2
2.591%, VAR ICE LIBOR USD 1 Month+0.930%, 05/25/2035	95	95
Daimler Trucks Retail Trust, Ser 2019-1, Cl A2
2.770%, 04/15/2021 (A)	157	157
Dell Equipment Finance Trust, Ser 2018-1, Cl A2A
2.970%, 10/22/2020 (A)	68	68
Dell Equipment Finance Trust, Ser 2019-1, Cl A2
2.780%, 08/23/2021 (A)	355	356
DLL LLC, Ser 2019-MT3, Cl A2
2.130%, 01/20/2022 (A)	760	761
Great American Auto Leasing, Ser 2019-1, Cl A2
2.970%, 06/15/2021 (A)	507	509
HPEFS Equipment Trust, Ser 2019-1A, Cl A2
2.190%, 09/20/2029 (A)	1,360	1,364
John Deere Owner Trust, Ser 2019-B, Cl A2
2.280%, 05/16/2022	665	667

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
KKR CLO 21, Ser 2018-21, Cl A
2.831%, VAR ICE LIBOR USD 3 Month+1.000%, 04/15/2031 (A)	$465	$460
Madison Park Funding XII, Ser 2017-12A, Cl AR
3.079%, VAR ICE LIBOR USD 3 Month+1.260%, 07/20/2026 (A)	107	107
Magnetite VII, Ser 2018-7A, Cl A1R2
2.631%, VAR ICE LIBOR USD 3 Month+0.800%, 01/15/2028 (A)	800	799
Magnetite VIII, Ser 2018-8A, Cl AR2
2.811%, VAR ICE LIBOR USD 3 Month+0.980%, 04/15/2031 (A)	685	683
Marlette Funding Trust, Ser 2018-2A, Cl A
3.060%, 07/17/2028 (A)	19	19
Marlette Funding Trust, Ser 2018-4A, Cl A
3.710%, 12/15/2028 (A)	163	164
Marlette Funding Trust, Ser 2019-1A, Cl A
3.440%, 04/16/2029 (A)	623	628
Marlette Funding Trust, Ser 2019-2A, Cl A
3.130%, 07/16/2029 (A)	334	337
Marlette Funding Trust, Ser 2019-3A, Cl A
2.690%, 09/17/2029 (A)	459	461
Marlette Funding Trust, Ser 2019-4A, Cl A
2.390%, 12/17/2029 (A)	598	600
Marlette Funding Trust, Ser 2020-1A, Cl A
2.240%, 03/15/2030 (A)	210	210
Mill City Mortgage Loan Trust, Ser 2015-2, Cl A2
3.000%, 09/25/2057 (A)(B)	360	364
Mill City Mortgage Loan Trust, Ser 2017-3, Cl A1
2.750%, 01/25/2061 (A)(B)	331	335
Mill City Mortgage Loan Trust, Ser 2018-1, Cl A1
3.250%, 05/25/2062 (A)(B)	174	178
MMAF Equipment Finance LLC, Ser 2017-AA, Cl A3
2.040%, 02/16/2022 (A)	158	158
MMAF Equipment Finance LLC, Ser 2019-A, Cl A2
2.840%, 01/10/2022 (A)	550	553
MMAF Equipment Finance LLC, Ser 2019-B, Cl A2
2.070%, 10/12/2022 (A)	280	281
Nationstar HECM Loan Trust, Ser 2018-2A, Cl A
3.188%, 07/25/2028 (A)(B)	48	48
Nationstar HECM Loan Trust, Ser 2019-1A, Cl A
2.651%, 06/25/2029 (A)(B)	132	133

SEI Daily Income Trust / Annual Report / January 31, 2020	25

SCHEDULE OF INVESTMENTS

January 31, 2020

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Nationstar HECM Loan Trust, Ser 2019-2A, Cl A
2.272%, 11/25/2029 (A)(B)	$269	$269
Navient Private Education Refi Loan Trust, Ser 2019-FA, Cl A1
2.180%, 08/15/2068 (A)	1,517	1,522
Navient Student Loan Trust, Ser 2017-3A, Cl A1
1.961%, VAR ICE LIBOR USD 1 Month+0.300%, 07/26/2066 (A)	11	11
Navient Student Loan Trust, Ser 2018-1A, Cl A2
2.011%, VAR ICE LIBOR USD 1 Month+0.350%, 03/25/2067 (A)	491	491
Navient Student Loan Trust, Ser 2019-2A, Cl A1
1.931%, VAR ICE LIBOR USD 1 Month+0.270%, 02/27/2068 (A)	371	371
Navistar Financial Dealer Note Master Owner Trust II, Ser 2019-1, Cl A
2.301%, VAR ICE LIBOR USD 1 Month+0.640%, 05/25/2024 (A)	1,100	1,104
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Ser 2019-T5, Cl AT5
2.425%, 10/15/2051 (A)	400	402
New Residential Mortgage LLC, Ser 2018- FNT1, Cl A
3.610%, 05/25/2023 (A)	444	445
New Residential Mortgage LLC, Ser 2018- FNT2, Cl A
3.790%, 07/25/2054 (A)	262	263
NextGear Floorplan Master Owner Trust, Ser 2017-2A, Cl A1
2.356%, VAR ICE LIBOR USD 1 Month+0.680%, 10/17/2022 (A)	935	937
NextGear Floorplan Master Owner Trust, Ser 2019-1A, Cl A1
2.326%, VAR ICE LIBOR USD 1 Month+0.650%, 02/15/2024 (A)	770	772
NRZ Excess Spread-Collateralized Notes, Ser 2018-PLS1, Cl A
3.193%, 01/25/2023 (A)	213	213
NRZ Excess Spread-Collateralized Notes, Ser 2018-PLS2, Cl A
3.265%, 02/25/2023 (A)	103	104
NYCTL Trust, Ser 2018-A, Cl A
3.220%, 11/10/2031 (A)	394	395
NYCTL Trust, Ser 2019-A, Cl A
2.190%, 11/10/2032 (A)	488	490
Ocean Trails CLO IV, Ser 2017-4A, Cl AR
2.805%, VAR ICE LIBOR USD 3 Month+0.900%, 08/13/2025 (A)	216	216

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
OCP CLO, Ser 2017-8A, Cl A1R
2.686%, VAR ICE LIBOR USD 3 Month+0.850%, 04/17/2027 (A)	$277	$277
OnDeck Asset Securitization Trust II LLC, Ser 2019-1A, Cl A
2.650%, 11/18/2024 (A)	515	519
OneMain Financial Issuance Trust, Ser 2016- 1A, Cl B
4.570%, 02/20/2029 (A)	185	186
Onemain Financial Issuance Trust, Ser 2018- 1A, Cl A
3.300%, 03/14/2029 (A)	265	270
OneMain Financial Issuance Trust, Ser 2019- 1A, Cl A
3.480%, 02/14/2031 (A)	550	558
OZLM VII, Ser 2018-7RA, Cl A1R
2.846%, VAR ICE LIBOR USD 3 Month+1.010%, 07/17/2029 (A)	590	589
OZLM XII, Ser 2018-12A, Cl A1R
2.820%, VAR ICE LIBOR USD 3 Month+1.050%, 04/30/2027 (A)	400	400
PFS Financing, Ser 2017-BA, Cl A2
2.220%, 07/15/2022 (A)	400	400
PRPM, Ser 2018-1A, Cl A1
3.750%, 04/25/2023 (A)(B)	213	213
Regional Management Issuance Trust, Ser 2018-1, Cl A
3.830%, 07/15/2027 (A)	290	292
Regional Management Issuance Trust, Ser 2019-1, Cl A
3.050%, 11/15/2028 (A)	115	115
RMF Buyout Issuance Trust, Ser 2019-1, Cl A
2.475%, 07/25/2029 (A)(B)	390	390
Shackleton, Ser 2018-6RA, Cl A
2.856%, VAR ICE LIBOR USD 3 Month+1.020%, 07/17/2028 (A)	500	500
SLC Student Loan Trust, Ser 2005-1, Cl A3
2.010%, VAR ICE LIBOR USD 3 Month+0.100%, 02/15/2025	145	145
SLM Student Loan Trust, Ser 2005-3, Cl A5
1.884%, VAR ICE LIBOR USD 3 Month+0.090%, 10/25/2024	75	75
SLM Student Loan Trust, Ser 2005-4, Cl A3
1.914%, VAR ICE LIBOR USD 3 Month+0.120%, 01/25/2027	191	189
SLM Student Loan Trust, Ser 2007-6, Cl A4
2.174%, VAR ICE LIBOR USD 3 Month+0.380%, 10/25/2024	503	503
SLM Student Loan Trust, Ser 2008-5, Cl A4
3.494%, VAR ICE LIBOR USD 3 Month+1.700%, 07/25/2023	319	322

26	SEI Daily Income Trust / Annual Report / January 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2008-9, Cl A
3.294%, VAR ICE LIBOR USD 3 Month+1.500%, 04/25/2023	$329	$331
SoFi Consumer Loan Program, Ser 2016-2, Cl A
3.090%, 10/27/2025 (A)	117	117
SoFi Consumer Loan Program, Ser 2016-3, Cl A
3.050%, 12/26/2025 (A)	132	132
SoFi Consumer Loan Program, Ser 2017-1, Cl A
3.280%, 01/26/2026 (A)	168	168
SoFi Consumer Loan Program, Ser 2018-3, Cl A1
3.200%, 08/25/2027 (A)	25	25
SoFi Consumer Loan Program, Ser 2019-1, Cl A
3.240%, 02/25/2028 (A)	934	942
SoFi Consumer Loan Program, Ser 2019-2, Cl A
3.010%, 04/25/2028 (A)	481	485
SoFi Consumer Loan Program, Ser 2019-3, Cl A
2.900%, 05/25/2028 (A)	1,136	1,146
SoFi Consumer Loan Program, Ser 2019-4, Cl A
2.450%, 08/25/2028 (A)	1,725	1,733
SoFi Professional Loan Program, Ser 2020-A, Cl A1FX
2.060%, 05/15/2046 (A)	1,550	1,557
Springleaf Funding Trust, Ser 2016-AA, Cl A
2.900%, 11/15/2029 (A)	195	195
Symphony CLO XIV, Ser 2019-14A, Cl AR
2.788%, VAR ICE LIBOR USD 3 Month+0.950%, 07/14/2026 (A)	746	746
Towd Point Mortgage Trust, Ser 2015-2, Cl 2A11
3.000%, 11/25/2057 (A)(B)	161	161
Towd Point Mortgage Trust, Ser 2015-4, Cl A1B
2.750%, 04/25/2055 (A)(B)	46	46
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A)(B)	51	51
Towd Point Mortgage Trust, Ser 2016-1, Cl A1B
2.750%, 02/25/2055 (A)(B)	43	44
Towd Point Mortgage Trust, Ser 2016-3, Cl A1
2.250%, 04/25/2056 (A)(B)	115	115
Towd Point Mortgage Trust, Ser 2016-4, Cl A1
2.250%, 07/25/2056 (A)(B)	193	193
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056 (A)(B)	960	972

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust, Ser 2017-2, Cl A1
2.750%, 04/25/2057 (A)(B)	$804	$812
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057 (A)(B)	200	203
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
2.261%, VAR ICE LIBOR USD 1 Month+0.600%, 02/25/2057 (A)	546	545
Towd Point Mortgage Trust, Ser 2017-6, Cl A1
2.750%, 10/25/2057 (A)(B)	187	190
Towd Point Mortgage Trust, Ser 2018-1, Cl A1
3.000%, 01/25/2058 (A)(B)	128	130
Transportation Finance Equipment Trust, Ser 2019-1, Cl A2
1.900%, 01/24/2022 (A)	1,580	1,581
Treman Park CLO, Ser 2018-1A, Cl ARR
2.889%, VAR ICE LIBOR USD 3 Month+1.070%, 10/20/2028 (A)	550	550
Tryon Park CLO, Ser 2018-1A, Cl A1SR
2.721%, VAR ICE LIBOR USD 3 Month+0.890%, 04/15/2029 (A)	660	659
Verizon Owner Trust, Ser 2017-2A, Cl B
2.220%, 12/20/2021 (A)	190	190
Verizon Owner Trust, Ser 2020-A, Cl A1A
1.850%, 07/22/2024	550	553
VOLT LXIV LLC, Ser 2017-NP11, Cl A1
3.375%, 10/25/2047 (A)	178	178
Voya CLO, Ser 2017-3A, Cl A1R
2.514%, VAR ICE LIBOR USD 3 Month+0.720%, 07/25/2026 (A)	269	269
Z Capital Credit Partners CLO, Ser 2018-1A, Cl A1R
2.793%, VAR ICE LIBOR USD 3 Month+0.950%, 07/16/2027 (A)	600	599
		50,750

Total Asset-Backed Securities (Cost $108,908) ($ Thousands)		109,324

MORTGAGE-BACKED SECURITIES — 18.5%

Agency Mortgage-Backed Obligations — 7.2%
FHLMC
4.338%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.019%, 02/01/2030	26	27
4.054%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.922%, 02/01/2022	5	5
FHLMC Multifamily Structured Pass-Through Certificates, Ser K016, Cl A2
2.968%, 10/25/2021	422	429

SEI Daily Income Trust / Annual Report / January 31, 2020	27

SCHEDULE OF INVESTMENTS

January 31, 2020

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K020, Cl A1
1.573%, 01/25/2022	$103	$103
FHLMC Multifamily Structured Pass-Through Certificates, Ser K037, Cl A1
2.592%, 04/25/2023	1,174	1,190
FHLMC Multifamily Structured Pass-Through Certificates, Ser KI03, Cl A
2.013%, VAR ICE LIBOR USD 1 Month+0.250%, 02/25/2023	111	111
FHLMC REMIC
3.000%, 01/15/2032	585	597
FHLMC REMIC, Ser 2010-3714, Cl TW
4.000%, 07/15/2020	210	210
FHLMC REMIC, Ser 2010-3745, Cl GP
4.000%, 06/15/2039	473	482
FHLMC REMIC, Ser 2011-3896, Cl PA
4.000%, 03/15/2040	132	136
FHLMC REMIC, Ser 2011-3903, Cl QC
2.250%, 03/15/2041	184	186
FHLMC REMIC, Ser 2013-4206, Cl CA
3.000%, 05/15/2037	588	595
FHLMC REMIC, Ser 2014-4297, Cl CA
3.000%, 12/15/2030	683	694
FHLMC REMIC, Ser 2014-4323, Cl GA
3.000%, 06/15/2040	348	353
FHLMC REMIC, Ser 2014-4323, Cl CA
4.000%, 03/15/2040	119	122
FHLMC REMIC, Ser 2014-4379, Cl CB
2.250%, 04/15/2033	822	829
FHLMC REMIC, Ser 2014-4385, Cl Q
3.000%, 07/15/2039	1,008	1,028
FHLMC REMIC, Ser 2014-4390, Cl NC
3.000%, 05/15/2039	469	479
FNMA
6.000%, 01/01/2027	11	12
5.500%, 12/01/2023 to 12/01/2024	291	300
5.000%, 03/01/2025 (C)	118	125
5.000%, 02/01/2023 to 03/01/2025	47	49
4.965%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.215%, 01/01/2029	8	8
4.351%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.088%, 05/01/2028	2	2
4.307%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.312%, 11/01/2023	1	1
4.226%, VAR ICE LIBOR USD 6 Month+1.772%, 09/01/2024	12	12
4.067%, VAR ICE LIBOR USD 6 Month+1.834%, 09/01/2024	27	27

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
3.815%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.120%, 11/01/2025	$2	$2
3.303%, VAR ICE LIBOR USD 6 Month+1.000%, 11/01/2021	–	1
3.000%, 03/01/2030 to 12/01/2030	1,709	1,766
FNMA REMIC, Ser 1993-58, Cl H
5.500%, 04/25/2023	6	7
FNMA REMIC, Ser 2001-33, Cl FA
2.111%, VAR ICE LIBOR USD 1 Month+0.450%, 07/25/2031	9	9
FNMA REMIC, Ser 2002-64, Cl FG
1.908%, VAR ICE LIBOR USD 1 Month+0.250%, 10/18/2032	5	5
FNMA REMIC, Ser 2011-18, Cl LA
4.000%, 08/25/2039	156	160
FNMA REMIC, Ser 2011-24, Cl PC
4.000%, 10/25/2039	271	274
FNMA REMIC, Ser 2011-87, Cl JA
3.000%, 06/25/2040	673	683
FNMA REMIC, Ser 2012-136, Cl DC
1.750%, 09/25/2041	1,902	1,898
FNMA REMIC, Ser 2012-63, Cl FE
2.061%, VAR ICE LIBOR USD 1 Month+0.400%, 06/25/2038	184	184
FNMA REMIC, Ser 2013-100, Cl CA
4.000%, 03/25/2039	133	135
FNMA REMIC, Ser 2013-97, Cl KA
3.000%, 11/25/2031	96	99
FNMA REMIC, Ser 2014-39, Cl AB
3.000%, 09/25/2039	200	201
FNMA REMIC, Ser 2015-46, Cl BA
3.000%, 05/25/2041	565	578
FNMA, Ser 2012-M4, Cl 1A2
2.976%, 04/25/2022 (B)	188	191
FNMA, Ser 2012-M9, Cl A2
2.482%, 04/25/2022	222	224
FNMA, Ser 2017-M13, Cl FA
2.133%, VAR ICE LIBOR USD 1 Month+0.400%, 10/25/2024	176	176
FREMF Mortgage Trust, Ser 2011-K12, Cl B
4.493%, 01/25/2046 (A)(B)	920	937
GNMA, Ser 2010-151, Cl KA
3.000%, 09/16/2039	111	114
GNMA, Ser 2010-81, Cl PM
3.750%, 04/20/2039	302	304
GNMA, Ser 2012-31, Cl KA
1.500%, 12/20/2038	555	557
GNMA, Ser 2012-7, Cl MD
3.500%, 11/20/2038	650	655
GNMA, Ser 2013-124, Cl CP
2.500%, 06/20/2041	227	228

28	SEI Daily Income Trust / Annual Report / January 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2013-190, Cl GA
2.500%, 11/20/2038	$1,344	$1,356
GNMA, Ser 2015-119, Cl TG
1.800%, 05/20/2041	1,604	1,600
GNMA, Ser 2015-56, Cl LB
1.500%, 04/16/2040	985	980
NCUA Guaranteed Notes, Ser 2010-R1, Cl 1A
2.142%, VAR ICE LIBOR USD 1 Month+0.450%, 10/07/2020	830	831
NCUA Guaranteed Notes, Ser 2011-R2, Cl 1A
2.092%, VAR ICE LIBOR USD 1 Month+0.400%, 02/06/2020	33	33
NCUA Guaranteed Notes, Ser 2011-R3, Cl 1A
2.084%, VAR ICE LIBOR USD 1 Month+0.400%, 03/11/2020	66	66
		22,366

Non-Agency Mortgage-Backed Obligations — 11.3%
Angel Oak Mortgage Trust I LLC, Ser 2019-2, Cl A1
3.628%, 03/25/2049 (A)(B)	717	727
Angel Oak Mortgage Trust I LLC, Ser 2019-4, Cl A1
2.993%, 07/26/2049 (A)(B)	506	510
Angel Oak Mortgage Trust LLC, Ser 2017-1, Cl A1
2.810%, 01/25/2047 (A)(B)	16	16
Angel Oak Mortgage Trust LLC, Ser 2017-2, Cl A1
2.478%, 07/25/2047 (A)(B)	87	86
Angel Oak Mortgage Trust LLC, Ser 2017-3, Cl A1
2.708%, 11/25/2047 (A)(B)	60	60
Angel Oak Mortgage Trust LLC, Ser 2018-3, Cl A1
3.649%, 09/25/2048 (A)(B)	206	209
Angel Oak Mortgage Trust LLC, Ser 2019-1, Cl A1
3.920%, 11/25/2048 (A)(B)	506	515
Angel Oak Mortgage Trust, Ser 2020-1, Cl A1
2.466%, 12/25/2059 (A)(B)	165	165
Arroyo Mortgage Trust, Ser 2019-3, Cl A1
2.960%, 10/25/2048 (A)(B)	401	406
BAMLL Commercial Mortgage Securities Trust, Ser 2018-DSNY, Cl A
2.526%, VAR ICE LIBOR USD 1 Month+0.850%, 09/15/2034 (A)	750	747
Banc of America Mortgage Securities, Ser 2005-F, Cl 2A2
4.395%, 07/25/2035 (B)	67	67

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Banc of America Mortgage Securities, Ser 2005-J, Cl 2A1
3.900%, 11/25/2035 (B)	$8	$8
BBCMS Mortgage Trust, Ser 2017-DELC, Cl A
2.526%, VAR ICE LIBOR USD 1 Month+0.850%, 08/15/2036 (A)	800	798
Bear Stearns ARM Trust, Ser 2005-3, Cl 2A1
4.365%, 06/25/2035 (B)	39	41
Bear Stearns ARM Trust, Ser 2005-6, Cl 3A1
4.349%, 08/25/2035 (B)	73	74
Bunker Hill Loan Depositary Trust, Ser 2019-1, Cl A1
3.613%, 10/26/2048 (A)	156	158
Bunker Hill Loan Depositary Trust, Ser 2019-1, Cl A2
3.817%, 10/26/2048 (A)	701	710
BX Commercial Mortgage Trust, Ser 2018-IND, Cl A
2.426%, VAR ICE LIBOR USD 1 Month+0.750%, 11/15/2035 (A)	192	192
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
2.596%, VAR ICE LIBOR USD 1 Month+0.920%, 10/15/2036 (A)	700	702
BX Commercial Mortgage Trust, Ser 2019-XL, Cl B
2.756%, VAR ICE LIBOR USD 1 Month+1.080%, 10/15/2036 (A)	440	442
CGDBB Commercial Mortgage Trust, Ser 2017-BIOC, Cl A
2.466%, VAR ICE LIBOR USD 1 Month+0.790%, 07/15/2032 (A)	411	411
CHC Commercial Mortgage Trust, Ser 2019-CHC, Cl A
2.796%, VAR ICE LIBOR USD 1 Month+1.120%, 06/15/2034 (A)	625	626
CIM Trust, Ser 2017-7, Cl A
3.000%, 04/25/2057 (A)(B)	420	425
Citigroup Commercial Mortgage Trust, Ser 2019-SST2, Cl A
2.596%, VAR ICE LIBOR USD 1 Month+0.920%, 12/15/2036 (A)	775	775
Citigroup Mortgage Loan Trust, Ser 2004-HYB3, Cl 1A
4.657%, 09/25/2034 (B)	12	13
Citigroup Mortgage Loan Trust, Ser 2006-AR2, Cl 1A1
4.420%, 03/25/2036 (B)	57	52
Citigroup Mortgage Loan Trust, Ser 2018-RP2, Cl A1
3.500%, 02/25/2058 (A)(B)	281	290

SEI Daily Income Trust / Annual Report / January 31, 2020	29

SCHEDULE OF INVESTMENTS

January 31, 2020

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust, Ser 2019-IMC1, Cl A1
2.720%, 07/25/2049 (A)(B)	$180	$181
COLT Mortgage Loan Trust, Ser 2018-1, Cl A1
2.930%, 02/25/2048 (A)(B)	65	65
COLT Mortgage Loan Trust, Ser 2018-2, Cl A1
3.470%, 07/27/2048 (A)(B)	199	200
COLT Mortgage Loan Trust, Ser 2018-3, Cl A1
3.692%, 10/26/2048 (A)(B)	504	507
COLT Mortgage Loan Trust, Ser 2018-4, Cl A1
4.006%, 12/28/2048 (A)(B)	363	366
COLT Mortgage Loan Trust, Ser 2019-1, Cl A1
3.705%, 03/25/2049 (A)(B)	151	154
COLT Mortgage Loan Trust, Ser 2019-3, Cl A1
2.764%, 08/25/2049 (A)(B)	166	167
COLT Mortgage Loan Trust, Ser 2020-1, Cl A1
2.488%, 02/25/2050 (A)(B)	505	507
COMM Mortgage Trust, Ser 2014-LC17, Cl A2
3.164%, 10/10/2047	38	38
COMM Mortgage Trust, Ser 2014-UBS5, Cl A2
3.031%, 09/10/2047	20	20
COMM Mortgage Trust, Ser 2015-CR23, Cl A2
2.852%, 05/10/2048	1,139	1,140
Commercial Mortgage Pass-Through Certificates, Ser 2015-CR22, Cl A2
2.856%, 03/10/2048	267	267
Countrywide Home Loans, Ser 2004-29, Cl 1A1
2.201%, VAR ICE LIBOR USD 1 Month+0.540%, 02/25/2035	12	11
Countrywide Home Loans, Ser 2005-HY10, Cl 3A1A
3.772%, 02/20/2036 (B)	1	1
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl B
2.906%, VAR ICE LIBOR USD 1 Month+1.230%, 05/15/2036 (A)	925	926
Deephaven Residential Mortgage Trust, Ser 2017-1A, Cl A1
2.725%, 12/26/2046 (A)(B)	25	25
Deephaven Residential Mortgage Trust, Ser 2017-2A, Cl A1
2.453%, 06/25/2047 (A)(B)	65	65
Deephaven Residential Mortgage Trust, Ser 2017-3A, Cl A1
2.577%, 10/25/2047 (A)(B)	66	67
Deephaven Residential Mortgage Trust, Ser 2018-1A, Cl A1
2.976%, 12/25/2057 (A)(B)	87	87
Deephaven Residential Mortgage Trust, Ser 2018-2A, Cl A1
3.479%, 04/25/2058 (A)(B)	249	251

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Deephaven Residential Mortgage Trust, Ser 2018-3A, Cl A1
3.789%, 08/25/2058 (A)(B)	$329	$332
Deephaven Residential Mortgage Trust, Ser 2019-3A, Cl A1
2.964%, 07/25/2059 (A)(B)	437	440
Deephaven Residential Mortgage Trust, Ser 2019-4A, Cl A1
2.791%, 10/25/2059 (A)(B)	682	685
Ellington Financial Mortgage Trust, Ser 2019- 2, Cl A1
2.739%, 11/25/2059 (A)(B)	111	112
FDIC Guaranteed Notes Trust, Ser 2010-S4, Cl A
2.424%, VAR ICE LIBOR USD 1 Month+0.720%, 12/04/2020 (A)	533	535
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
3.311%, VAR ICE LIBOR USD 1 Month+1.650%, 04/25/2024	35	35
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M2
4.511%, VAR ICE LIBOR USD 1 Month+2.850%, 04/25/2028	443	447
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ1, Cl M3
5.592%, VAR ICE LIBOR USD 1 Month+3.800%, 03/25/2025	367	378
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA2, Cl M2
4.461%, VAR ICE LIBOR USD 1 Month+2.800%, 05/25/2028	443	445
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA1, Cl M2
4.561%, VAR ICE LIBOR USD 1 Month+2.900%, 07/25/2028	280	281
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA3, Cl M2
3.661%, VAR ICE LIBOR USD 1 Month+2.000%, 12/25/2028	63	63
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-HQA1, Cl M1
2.861%, VAR ICE LIBOR USD 1 Month+1.200%, 08/25/2029	181	181
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2018-SPI2, Cl M1
3.813%, 05/25/2048 (A)(B)	227	227
Finance of America Structured Securities Trust, Ser 2018-HB1, Cl A
3.375%, 09/25/2028 (A)(B)	142	142
Finance of America Structured Securities Trust, Ser 2019-HB1, Cl A
3.279%, 04/25/2029 (A)(B)	181	181

30	SEI Daily Income Trust / Annual Report / January 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Flagstar Mortgage Trust, Ser 2018-5, Cl A7
4.000%, 09/25/2048 (A)(B)	$166	$167
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 2M2
7.561%, VAR ICE LIBOR USD 1 Month+5.900%, 10/25/2028	792	859
FNMA Connecticut Avenue Securities, Ser 2017-C02, Cl 2M1
2.811%, VAR ICE LIBOR USD 1 Month+1.150%, 09/25/2029	41	41
FNMA Connecticut Avenue Securities, Ser 2018-C03, Cl 1EA2
2.511%, VAR ICE LIBOR USD 1 Month+0.850%, 10/25/2030	641	641
GMAC Mortgage Loan Trust, Ser 2005-AR6, Cl 2A1
3.957%, 11/19/2035 (B)	97	94
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (A)	51	51
GS Mortgage Securities Trust, Ser 2012- ALOH, Cl A
3.551%, 04/10/2034 (A)	1,500	1,545
GS Mortgage Securities Trust, Ser 2015- GC28, Cl A2
2.898%, 02/10/2048	78	78
GS Mortgage Securities Trust, Ser 2015- GC30, Cl A2
2.726%, 05/10/2050	229	229
GS Mortgage Securities Trust, Ser 2017- 500K, Cl A
2.376%, VAR ICE LIBOR USD 1 Month+0.700%, 07/15/2032 (A)	415	415
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 2A1
4.493%, 07/25/2035 (B)	111	93
GSR Mortgage Loan Trust, Ser 2007-AR2, Cl 1A1
4.239%, 05/25/2037 (B)	99	84
Impac CMB Trust, Ser 2004-9, Cl 1A1
2.421%, VAR ICE LIBOR USD 1 Month+0.760%, 01/25/2035	28	28
Impac CMB Trust, Ser 2005-2, Cl 1A1
2.181%, VAR ICE LIBOR USD 1 Month+0.520%, 04/25/2035	35	34
Impac CMB Trust, Ser 2005-3, Cl A1
2.141%, VAR ICE LIBOR USD 1 Month+0.480%, 08/25/2035	33	32
Impac CMB Trust, Ser 2005-5, Cl A1
2.301%, VAR ICE LIBOR USD 1 Month+0.640%, 08/25/2035	26	27

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Impac CMB Trust, Ser 2005-8, Cl 1A
2.181%, VAR ICE LIBOR USD 1 Month+0.520%, 02/25/2036	$88	$87
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A2
2.773%, 10/15/2048	272	272
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C29, Cl A2
2.921%, 05/15/2048	769	769
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-UES, Cl A
2.933%, 09/05/2032 (A)	150	150
JPMorgan Mortgage Trust, Ser 2005-A6, Cl 7A1
4.209%, 08/25/2035 (B)	36	35
JPMorgan Mortgage Trust, Ser 2007-A3, Cl 1A1
4.114%, 05/25/2037 (B)	60	57
JPMorgan Mortgage Trust, Ser 2014-1, Cl 2A5
3.500%, 01/25/2044 (A)(B)	265	264
JPMorgan Mortgage Trust, Ser 2018-7FRB, Cl A2
2.542%, VAR ICE LIBOR USD 1 Month+0.750%, 04/25/2046 (A)	285	286
KNDL Mortgage Trust, Ser 2019-KNSQ, Cl A
2.476%, VAR ICE LIBOR USD 1 Month+0.800%, 05/15/2036 (A)	190	190
LSTAR Securities Investment, Ser 2019-4, Cl A1
3.281%, VAR ICE LIBOR USD 1 Month+1.500%, 05/01/2024 (A)	471	473
Merrill Lynch Mortgage Backed Securities Trust, Ser 2007-3, Cl 2A1
4.218%, 06/25/2037 (B)	89	77
Merrill Lynch Mortgage Investors Trust, Ser 2005-A3, Cl A1
1.931%, VAR ICE LIBOR USD 1 Month+0.270%, 04/25/2035	6	6
Metlife Securitization Trust, Ser 2017-1A, Cl A
3.000%, 04/25/2055 (A)(B)	156	160
MFRA Trust, Ser 2017-RPL1, Cl A1
2.588%, 02/25/2057 (A)(B)	89	88
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C14, Cl A3
3.669%, 02/15/2047	514	519
Morgan Stanley Capital I Trust, Ser 2012- STAR, Cl A1
2.084%, 08/05/2034 (A)	74	74
MortgageIT Trust, Ser 2005-5, Cl A1
2.181%, VAR ICE LIBOR USD 1 Month+0.520%, 12/25/2035	89	89

SEI Daily Income Trust / Annual Report / January 31, 2020	31

SCHEDULE OF INVESTMENTS

January 31, 2020

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Mortgage-Linked Amortizing Notes, Ser 2012-1, Cl A10
2.060%, 01/15/2022	$174	$175
MTRO Commercial Mortgage Trust, Ser 2019- TECH, Cl A
2.576%, VAR ICE LIBOR USD 1 Month+0.900%, 12/15/2033 (A)	520	520
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057 (A)(B)	218	229
New Residential Mortgage Loan Trust, Ser 2017-6A, Cl A1
4.000%, 08/27/2057 (A)(B)	477	501
New Residential Mortgage Loan Trust, Ser 2018-1A, Cl A1
4.000%, 09/25/2057 (A)(B)	248	257
OBX Trust, Ser 2018-1, Cl A2
2.311%, VAR ICE LIBOR USD 1 Month+0.650%, 06/25/2057 (A)	46	46
OBX Trust, Ser 2018-EXP2, Cl 2A1A
2.411%, VAR ICE LIBOR USD 1 Month+0.750%, 07/25/2058 (A)	486	487
OBX Trust, Ser 2019-INV1, Cl A8
4.000%, 11/25/2048 (A)(B)	289	291
Paragon Mortgages No. 12 PLC, Ser 2006- 12A, Cl A2C
2.130%, VAR ICE LIBOR USD 3 Month+0.220%, 11/15/2038 (A)	80	77
Paragon Mortgages No. 15 PLC, Ser 2007- 15A, Cl A2C
2.114%, VAR ICE LIBOR USD 3 Month+0.220%, 12/15/2039 (A)	181	175
RFMSI Trust, Ser 2007-SA3, Cl 2A1
5.196%, 07/27/2037 (B)	85	77
RMF Buyout Issuance Trust, Ser 2020-1, Cl A
2.158%, 02/25/2030 (A)(B)	380	380
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
2.198%, VAR ICE LIBOR USD 1 Month+0.540%, 01/20/2035	9	9
Sequoia Mortgage Trust, Ser 2017-CH2, Cl A10
4.000%, 12/25/2047 (A)(B)	551	556
Sequoia Mortgage Trust, Ser 2018-CH3, Cl A11
4.000%, 08/25/2048 (A)(B)	54	55
Sequoia Mortgage Trust, Ser 2018-CH3, Cl A1
4.500%, 08/25/2048 (A)(B)	255	265
SG Residential Mortgage Trust, Ser 2018-1, Cl A1
3.425%, 04/27/2048 (A)(B)	151	152
Spruce Hill Mortgage Loan Trust, Ser 2019- SH1, Cl A1
3.265%, 04/29/2049 (A)	265	267

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Verus Securitization Trust, Ser 2018-1, Cl A1
2.929%, 02/25/2048 (A)(B)	$78	$79
Verus Securitization Trust, Ser 2018-2, Cl A1
3.677%, 06/01/2058 (A)(B)	301	304
Verus Securitization Trust, Ser 2019-2, Cl A1
3.211%, 05/25/2059 (A)(B)	304	307
Verus Securitization Trust, Ser 2020-1, Cl A1
2.417%, 01/25/2060 (A)(B)	257	257
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
3.899%, 03/25/2036 (B)	112	110
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl AS
3.539%, 10/15/2045	450	468
Wells Fargo Commercial Mortgage Trust, Ser 2015-NXS2, Cl A2
3.020%, 07/15/2058	769	772
Wells Fargo Commercial Mortgage Trust, Ser 2017-RC1, Cl A2
3.118%, 01/15/2060	570	582
Wells Fargo Mortgage-Backed Securities Trust, Ser 2019-2, Cl A3
4.000%, 04/25/2049 (A)(B)	194	195
WFRBS Commercial Mortgage Trust, Ser 2013-UBS1, Cl A2
2.927%, 03/15/2046	6	6
WinWater Mortgage Loan Trust, Ser 2015-5, Cl A5
3.500%, 08/20/2045 (A)(B)	959	967

		35,334

Total Mortgage-Backed Securities (Cost $57,582) ($ Thousands)		57,700

U.S. TREASURY OBLIGATIONS — 7.8%
U.S. Treasury Notes
2.125%, 01/31/2021	12,410	12,484
1.750%, 09/30/2022	1,600	1,618
1.675%, VAR US Treasury 3 Month Bill Money Market Yield+0.139%, 04/30/2021	1,000	1,001
1.651%, VAR US Treasury 3 Month Bill Money Market Yield+0.115%, 01/31/2021	1,050	1,050
1.375%, 08/31/2020 (C)	3,500	3,496
1.250%, 10/31/2021	4,720	4,710

Total U.S. Treasury Obligations (Cost $24,304) ($ Thousands)		24,359

32	SEI Daily Income Trust / Annual Report / January 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 1.5%

California — 0.6%
Bay Area Toll Authority, RB
2.075%, 04/01/2021	$960	$963
California State, GO Callable 10/01/2021 @ 100
2.543%, 04/01/2047 (D)	775	779

		1,742

Colorado — 0.5%
Colorado State, Housing & Finance Authority, RB
1.580%, 04/01/2040 (D)	600	600
1.550%, 10/01/2038 (D)	900	900

		1,500

New Jersey — 0.3%
Atlantic County, Improvement Authority, RB
3.250%, 06/17/2020	610	613
Jersey City, Ser A, GO
1.908%, 09/01/2020	505	504

		1,117

Utah — 0.1%
Utah State, Board of Regents, Ser 2016-1, Cl A, RB
2.411%, VAR ICE LIBOR USD 1 Month+0.750%, 09/25/2056	248	246

Total Municipal Bonds (Cost $4,597) ($ Thousands)		4,605

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT — 1.1%

Province of Ontario Canada
2.550%, 02/12/2021	$1,200	$1,212
Province of Quebec Canada
2.375%, 01/31/2022	2,000	2,034

Total Sovereign Debt (Cost $3,212) ($ Thousands)		3,246

REPURCHASE AGREEMENT — 1.2%
BNP Paribas
1.59%, dated 01/31/20 to be repurchased on 02/03/20, repurchase price $3,800,504 (collateralized by various GNMA obligations, ranging in par value $5,775 - $6,135,313, 2.500% - 4.625%, 09/20/2041 - 12/20/2047; with total market value $3,876,000) (E)	3,800	3,800

Total Repurchase Agreement (Cost $3,800) ($ Thousands)		3,800

Total Investments in Securities — 101.3% (Cost $314,12) ($ Thousands)		$315,551

A list of the open futures contracts held by the Fund at January 31, 2020, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
U.S. 10-Year Treasury Notes	(15)	Mar-2020	$(1,943)	$(1,975)	$(32)
U.S. 2-Year Treasury Notes	65	Apr-2020	14,012	14,063	51
U.S. 5-Year Treasury Notes	(1)	Apr-2020	(119)	(120)	(1)
U.S. Long Treasury Bond	(1)	Mar-2020	(159)	(163)	(4)

			11,791	$11,805	$14

For the year ended January 31, 2020, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $311,665 ($ Thousands).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2020, the value of these securities amounted to $130,541 ($ Thousands), representing 41.9% of the Net Assets of the Fund.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(E)	Tri-Party Repurchase Agreement.

SEI Daily Income Trust / Annual Report / January 31, 2020	33

SCHEDULE OF INVESTMENTS

January 31, 2020

Ultra Short Duration Bond Fund (Concluded)

ARM — Adjustable Rate Mortgage

Cl — Class

CLO — Collateralized Loan Obligation

FDIC — Federal Deposit Insurance Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

GMAC — General Motors Acceptance Corporation

GNMA — Government National Mortgage Association

GO — General Obligation

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

NCUA — National Credit Union Association

PLC — Public Limited Company

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

USD — U.S. Dollar

VAR – Variable Rate

The following is a summary of the inputs used as of January 31, 2020 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	112,517	–	112,517
Asset-Backed Securities	–	109,324	–	109,324
Mortgage-Backed Securities	–	57,700	–	57,700
U.S. Treasury Obligations	–	24,359	–	24,359
Municipal Bonds	–	4,605	–	4,605
Sovereign Debt	–	3,246	–	3,246
Repurchase Agreement	–	3,800	–	3,800

Total Investments in Securities	–	315,551	–	315,551

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$51	$–	$–	$51
Unrealized Depreciation	(37)	–	–	(37)

Total Other Financial Instruments	$14	$–	$–	$14

*	Futures Contracts are valued at the net unrealized appreciation (depreciation) on the instruments.

For the year ended January 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

34	SEI Daily Income Trust / Annual Report / January 31, 2020

SCHEDULE OF INVESTMENTS

January 31, 2020

Short-Duration Government Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 77.9%

Agency Mortgage-Backed Obligations — 77.9%
FHLMC
4.937%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.362%, 06/01/2024	$5	$5
4.643%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.210%, 06/01/2024	3	3
4.642%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.254%, 07/01/2024	5	5
4.536%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.252%, 04/01/2029	9	9
4.500%, 02/01/2022 to 12/01/2039	4,351	4,664
4.484%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.200%, 05/01/2024	5	5
4.250%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.250%, 09/01/2020	1	1
4.225%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.174%, 12/01/2023	237	242
3.997%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.144%, 12/01/2023	17	18
3.000%, 11/01/2036 to 09/01/2048	20,418	21,078
2.500%, 09/01/2034 to 10/01/2034	5,930	6,038
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF35, Cl A
2.047%, VAR ICE LIBOR USD 1 Month+0.350%, 08/25/2024	4,432	4,408
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF60, Cl A
2.253%, VAR ICE LIBOR USD 1 Month+0.490%, 02/25/2026	8,665	8,641
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF62, Cl A
2.243%, VAR ICE LIBOR USD 1 Month+0.480%, 04/25/2026	16,999	16,942
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF72, Cl A
2.263%, VAR ICE LIBOR USD 1 Month+0.500%, 11/25/2026	7,459	7,469

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC, Ser 2002-42, Cl A5
7.500%, 02/25/2042	$276	$336
FHLMC REMIC, Ser 2003-2571, Cl FY
2.426%, VAR ICE LIBOR USD 1 Month+0.750%, 12/15/2032	3,623	3,667
FHLMC REMIC, Ser 2006-3148, Cl CF
2.076%, VAR ICE LIBOR USD 1 Month+0.400%, 02/15/2034	163	163
FHLMC REMIC, Ser 2006-3174, Cl FA
1.976%, VAR ICE LIBOR USD 1 Month+0.300%, 04/15/2036	2,459	2,442
FHLMC REMIC, Ser 2006-3219, Cl EF
2.076%, VAR ICE LIBOR USD 1 Month+0.400%, 04/15/2032	2,952	2,944
FHLMC REMIC, Ser 2007-3339, Cl HF
2.196%, VAR ICE LIBOR USD 1 Month+0.520%, 07/15/2037	2,993	3,001
FHLMC REMIC, Ser 2010-3628, Cl PJ
4.500%, 01/15/2040	1,388	1,501
FHLMC REMIC, Ser 2011-3788, Cl FA
2.206%, VAR ICE LIBOR USD 1 Month+0.530%, 01/15/2041	4,783	4,803
FHLMC REMIC, Ser 2011-3795, Cl EB
2.500%, 10/15/2039	68	68
FHLMC REMIC, Ser 2011-3930, Cl AI, IO
3.500%, 09/15/2026	452	35
FHLMC REMIC, Ser 2012-4018, Cl AI, IO
3.500%, 03/15/2027	727	49
FHLMC REMIC, Ser 2012-4030, Cl FD
2.026%, VAR ICE LIBOR USD 1 Month+0.350%, 02/15/2041	7,903	7,885
FHLMC REMIC, Ser 2012-4032, Cl CI, IO
3.500%, 06/15/2026	1,075	45
FHLMC REMIC, Ser 2012-4060, Cl TI, IO
2.500%, 12/15/2026	1,138	48
FHLMC REMIC, Ser 2012-4083, Cl DI, IO
4.000%, 07/15/2027	413	37
FHLMC REMIC, Ser 2012-4117, Cl P
1.250%, 07/15/2042	4,693	4,588
FHLMC REMIC, Ser 2013-4170, Cl QI, IO
3.000%, 05/15/2032	1,039	59
FHLMC REMIC, Ser 2013-4176, Cl KI, IO
4.000%, 03/15/2028	1,229	89
FHLMC REMIC, Ser 2013-4178, Cl MI, IO
2.500%, 03/15/2028	587	36
FHLMC REMIC, Ser 2013-4178, Cl BI, IO
3.000%, 03/15/2033	768	82
FHLMC REMIC, Ser 2013-4182, Cl IE, IO
2.500%, 03/15/2028	485	30
FHLMC REMIC, Ser 2013-4195, Cl AI, IO
3.000%, 04/15/2028	1,398	107
FHLMC REMIC, Ser 2013-4199, Cl QI, IO
2.500%, 05/15/2028	825	56

SEI Daily Income Trust / Annual Report / January 31, 2020	35

SCHEDULE OF INVESTMENTS

January 31, 2020

Short-Duration Government Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC, Ser 2013-4220, Cl IE, IO
4.000%, 06/15/2028	$695	$55
FHLMC REMIC, Ser 2013-4223, Cl AL
3.000%, 08/15/2042	2,860	2,945
FHLMC REMIC, Ser 2014-4314, Cl GA
3.000%, 12/15/2039	2,817	2,879
FHLMC REMIC, Ser 2014-4340, Cl MI, IO
4.500%, 02/15/2027	2,411	215
FHLMC REMIC, Ser 2014-4419, Cl CW
2.500%, 10/15/2037	8,779	8,901
FHLMC REMIC, Ser 2015-4484, Cl Cl, IO
4.000%, 07/15/2030	1,439	145
FHLMC REMIC, Ser 2016-4620, Cl IO, IO
5.000%, 09/15/2033	1,154	207
FHLMC REMIC, Ser 2017-4709, Cl AB
3.000%, 08/15/2047	1,382	1,437
FHLMC REMIC, Ser 2018-4820, Cl JI, IO
5.000%, 02/15/2048	1,487	288
FHLMC REMIC, Ser 3153, Cl FX
2.026%, VAR ICE LIBOR USD 1 Month+0.350%, 05/15/2036	112	112
FHLMC, Ser 2013-303, Cl C16, IO
3.500%, 01/15/2043	3,266	549
FHLMC, Ser 2013-303, Cl C2, IO
3.500%, 01/15/2028	2,369	195
FNMA
7.000%, 06/01/2037	4	5
6.500%, 05/01/2026 to 01/01/2036	135	152
6.000%, 02/01/2023 to 09/01/2024	621	643
5.500%, 12/01/2020 to 06/01/2038	273	304
4.500%, 08/01/2021 to 08/01/2044	10,451	11,317
4.417%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.249%, 08/01/2029	116	121
4.380%, 04/01/2021	1,574	1,608
4.351%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.088%, 05/01/2028	7	7
4.330%, 04/01/2021 to 07/01/2021	3,655	3,747
4.302%, 07/01/2021	335	347
4.295%, 06/01/2021	3,419	3,519
4.230%, 01/01/2021	4,310	4,357
4.210%, 07/01/2020	636	635
4.160%, 07/01/2021	475	489
4.106%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.888%, 12/01/2029	48	49
4.067%, VAR ICE LIBOR USD 6 Month+1.834%, 09/01/2024	127	130
4.066%, 07/01/2020	2,408	2,417
4.050%, 01/01/2021	1,000	1,010
4.000%, 05/01/2026 to 04/01/2042	1,842	1,949
3.990%, 07/01/2021	80	82

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
3.980%, 07/01/2021 to 08/01/2021	$8,791	$9,027
3.970%, 06/01/2021	1,843	1,880
3.948%, 09/01/2021	452	468
3.890%, 10/01/2023	828	888
3.850%, 01/01/2024	549	590
3.840%, 08/01/2021	6,354	6,489
3.810%, 11/01/2023	90	97
3.794%, 12/01/2020	2,966	3,007
3.770%, 09/01/2021	100	103
3.751%, VAR ICE LIBOR USD 6 Month+1.600%, 08/01/2027	54	55
3.750%, 06/01/2022 to 09/01/2023	3,136	3,313
3.730%, 07/01/2022	2,024	2,087
3.700%, 11/01/2020	785	788
3.650%, 11/01/2021 to 08/01/2023	3,357	3,447
3.620%, 09/01/2020	6,502	6,510
3.590%, 10/01/2020	174	174
3.510%, 11/01/2021	1,020	1,045
3.500%, 02/01/2045	2,313	2,424
3.490%, 12/01/2020	5,980	6,019
3.400%, 03/01/2022	3,439	3,535
3.259%, 01/01/2022	733	756
3.250%, 12/01/2021	1,196	1,222
3.230%, 11/01/2020	2,971	2,974
3.150%, 01/01/2027	1,474	1,595
3.070%, 06/01/2027	962	1,034
3.017%, 04/01/2022	165	165
3.000%, 09/01/2027 to 02/01/2031	1,081	1,115
2.960%, 01/01/2027	1,234	1,316
2.940%, 06/01/2022	668	685
2.930%, 05/01/2022	663	679
2.830%, 06/01/2022	169	173
2.740%, 04/01/2022	144	146
2.580%, 08/01/2022	2,144	2,193
2.540%, 03/01/2023	610	626
2.500%, 10/01/2034	16,351	16,647
2.450%, 11/01/2022	399	408
2.410%, 07/01/2021	137	138
2.360%, 04/01/2022	4,600	4,638
2.220%, 10/01/2022	2,113	2,145
2.150%, 05/01/2022	4,501	4,524
2.113%, VAR ICE LIBOR USD 1 Month+0.350%, 01/01/2023	769	767
2.050%, 11/01/2023	1,244	1,258
1.750%, 06/01/2020	6,963	6,954
FNMA or FHLMC TBA
6.000%, 02/12/2169	2,200	2,426
4.500% - 5.000%, 02/01/2034 -02/12/2169	11,350	12,276
3.000%, 02/15/2030	32,050	33,017
2.500%, 02/18/2169	26,000	26,467

36	SEI Daily Income Trust / Annual Report / January 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC
3.500%, 08/25/2058	$7,128	$7,469
FNMA REMIC, Ser 1992-61, Cl FA
2.311%, VAR ICE LIBOR USD 1 Month+0.650%, 10/25/2022	10	10
FNMA REMIC, Ser 1993-32, Cl H
6.000%, 03/25/2023	5	6
FNMA REMIC, Ser 1993-5, Cl Z
6.500%, 02/25/2023	3	3
FNMA REMIC, Ser 1994-77, Cl FB
3.161%, VAR ICE LIBOR USD 1 Month+1.500%, 04/25/2024	1	1
FNMA REMIC, Ser 2002-53, Cl FK
2.061%, VAR ICE LIBOR USD 1 Month+0.400%, 04/25/2032	74	74
FNMA REMIC, Ser 2003-76, Cl CA
3.750%, 07/25/2033	18	19
FNMA REMIC, Ser 2006-76, Cl QF
2.061%, VAR ICE LIBOR USD 1 Month+0.400%, 08/25/2036	377	376
FNMA REMIC, Ser 2006-79, Cl DF
2.011%, VAR ICE LIBOR USD 1 Month+0.350%, 08/25/2036	309	308
FNMA REMIC, Ser 2007-47, Cl DA
5.600%, 05/25/2037	407	458
FNMA REMIC, Ser 2007-64, Cl FB
2.031%, VAR ICE LIBOR USD 1 Month+0.370%, 07/25/2037	2,028	2,031
FNMA REMIC, Ser 2008-16, Cl FA
2.361%, VAR ICE LIBOR USD 1 Month+0.700%, 03/25/2038	1,541	1,557
FNMA REMIC, Ser 2009-110, Cl FD
2.411%, VAR ICE LIBOR USD 1 Month+0.750%, 01/25/2040	5,372	5,435
FNMA REMIC, Ser 2009-112, Cl FM
2.411%, VAR ICE LIBOR USD 1 Month+0.750%, 01/25/2040	3,300	3,340
FNMA REMIC, Ser 2009-82, Cl FC
2.581%, VAR ICE LIBOR USD 1 Month+0.920%, 10/25/2039	3,865	3,950
FNMA REMIC, Ser 2009-82, Cl FD
2.511%, VAR ICE LIBOR USD 1 Month+0.850%, 10/25/2039	4,413	4,467
FNMA REMIC, Ser 2010-4, Cl PL
4.500%, 02/25/2040	1,379	1,481
FNMA REMIC, Ser 2010-56, Cl AF
2.342%, VAR ICE LIBOR USD 1 Month+0.550%, 06/25/2040	3,784	3,807
FNMA REMIC, Ser 2012-111, Cl NI, IO
3.500%, 10/25/2027	1,392	112
FNMA REMIC, Ser 2012-27, Cl PI, IO
4.500%, 02/25/2042	4,138	492

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2012-43, Cl AI, IO
3.500%, 04/25/2027	$4,506	$336
FNMA REMIC, Ser 2012-47, Cl QI, IO
5.470%, 05/25/2042 (A)	263	26
FNMA REMIC, Ser 2012-53, Cl BI, IO
3.500%, 05/25/2027	845	66
FNMA REMIC, Ser 2012-70, Cl IW, IO
3.000%, 02/25/2027	1,862	106
FNMA REMIC, Ser 2012-93, Cl IL, IO
3.000%, 09/25/2027	754	54
FNMA REMIC, Ser 2012-97, Cl JI, IO
3.000%, 07/25/2027	2,111	134
FNMA REMIC, Ser 2012-98, Cl BI, IO
6.000%, 01/25/2042	2,437	413
FNMA REMIC, Ser 2013-121, Cl FA
2.061%, VAR ICE LIBOR USD 1 Month+0.400%, 12/25/2043	24,942	24,885
FNMA REMIC, Ser 2013-130, Cl FQ
1.861%, VAR ICE LIBOR USD 1 Month+0.200%, 06/25/2041	4,625	4,583
FNMA REMIC, Ser 2013-41, Cl A
1.750%, 05/25/2040	6,317	6,314
FNMA REMIC, Ser 2014-50, Cl SC, IO
2.492%, 08/25/2044 (A)	2,798	146
FNMA REMIC, Ser 2015-21, Cl WI, IO
2.248%, 04/25/2055 (A)	1,917	116
FNMA REMIC, Ser 2015-42, Cl AI, IO
2.325%, 06/25/2055 (A)	2,321	115
FNMA REMIC, Ser 2015-5, Cl CP
3.000%, 06/25/2043	2,056	2,136
FNMA REMIC, Ser 2015-68, Cl JI, IO
3.500%, 08/25/2030	440	40
FNMA REMIC, Ser 2015-68, Cl HI, IO
3.500%, 09/25/2035	922	111
FNMA REMIC, Ser 2016-3, Cl JI, IO
3.500%, 02/25/2031	934	66
FNMA REMIC, Ser 2016-71, Cl IN, IO
3.500%, 10/25/2046	911	171
FNMA REMIC, Ser 2017-15, Cl BC
3.250%, 11/25/2043	5,686	5,954
FNMA REMIC, Ser 2017-35, Cl AH
3.500%, 04/25/2053	6,799	7,043
FNMA REMIC, Ser 2017-68, Cl BI, IO
6.000%, 09/25/2047	1,771	413
FNMA REMIC, Ser 2018-13, Cl MP
3.500%, 12/25/2057	5,447	5,832
FNMA REMIC, Ser 2018-38, Cl PC
3.500%, 03/25/2045	4,975	5,102
FNMA REMIC, Ser 2018-55, Cl PA
3.500%, 01/25/2047	5,429	5,723
FNMA REMIC, Ser 2018-70, Cl HA
3.500%, 10/25/2056	3,983	4,216

SEI Daily Income Trust / Annual Report / January 31, 2020	37

SCHEDULE OF INVESTMENTS

January 31, 2020

Short-Duration Government Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2019-28, Cl JA
3.500%, 06/25/2059	$5,109	$5,466
FNMA REMIC, Ser 2019-6, Cl GJ
3.000%, 02/25/2049	2,391	2,468
FNMA TBA
4.000%, 02/15/2045	25,070	26,192
3.500%, 02/13/2167	27,200	28,078
FNMA, Ser 2009-397, Cl 6
2.000%, 09/25/2039	1,869	1,824
FNMA, Ser 2012-410, Cl C6, IO
4.000%, 05/25/2027	1,271	97
FNMA, Ser 2017-M13, Cl FA
2.133%, VAR ICE LIBOR USD 1 Month+0.400%, 10/25/2024	1,396	1,394
FNMA, Ser 2017-M5, Cl FA
2.223%, VAR ICE LIBOR USD 1 Month+0.490%, 04/25/2024	888	891
FNMA, Ser 2018- M12, Cl FA
2.164%, VAR ICE LIBOR USD 1 Month+0.400%, 08/25/2025	1,121	1,120
FNMA, Ser 2018-M5, Cl A2
3.560%, 09/25/2021 (A)	5,714	5,782
FNMA, Ser 2019-M21, Cl X1, IO
1.568%, 05/25/2029 (A)	14,241	1,494
GNMA
6.500%, 08/15/2037 to 02/20/2039	248	281
6.000%, 01/15/2024 to 06/15/2041	4,664	5,309
5.500%, 10/15/2034 to 02/15/2041	1,836	2,054
5.000%, 09/15/2039 to 04/15/2041	1,150	1,285
4.000%, 07/15/2041 to 08/15/2041	115	123
GNMA TBA
6.000%, 02/20/2169	1,600	1,760
GNMA, Ser 2010-26, Cl JI, IO
5.000%, 02/16/2040	2,878	592
GNMA, Ser 2010-57, Cl TI, IO
5.000%, 05/20/2040	1,169	273
GNMA, Ser 2010-68, Cl WA
3.000%, 12/16/2039	2,230	2,308
GNMA, Ser 2011-131, Cl PC
3.500%, 12/20/2040	715	725
GNMA, Ser 2012-126, Cl IO, IO
3.500%, 10/20/2042	3,656	656
GNMA, Ser 2012-51, Cl AB
1.500%, 07/20/2040	1,707	1,712
GNMA, Ser 2012-51, Cl GI, IO
3.500%, 07/20/2040	863	68
GNMA, Ser 2012-84, Cl TE
1.500%, 03/20/2042	3,237	3,206
GNMA, Ser 2013-129, Cl AF
2.058%, VAR ICE LIBOR USD 1 Month+0.400%, 10/20/2039	6,690	6,669

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2013-26, Cl IK, IO
3.000%, 02/16/2043	$635	$91
GNMA, Ser 2013-47, Cl IA, IO
4.000%, 03/20/2043	709	131
GNMA, Ser 2013-51, Cl IB, IO
3.500%, 03/20/2027	962	82
GNMA, Ser 2014-4, Cl BI, IO
4.000%, 01/20/2044	294	61
GNMA, Ser 2014-46, Cl IO, IO
5.000%, 03/16/2044	1,238	193
GNMA, Ser 2014-55, Cl LB
2.500%, 10/20/2040	651	663
GNMA, Ser 2014-56, Cl BP
2.500%, 12/16/2039	2,960	3,042
GNMA, Ser 2015-126, Cl GI, IO
3.500%, 02/16/2027	404	31
GNMA, Ser 2015-126, Cl HI, IO
4.000%, 12/16/2026	272	22
GNMA, Ser 2015-132, Cl EI, IO
6.000%, 09/20/2045	2,232	447
GNMA, Ser 2015-165, Cl I, IO
3.500%, 07/20/2043	2,071	262
GNMA, Ser 2015-17, Cl BI, IO
3.500%, 05/20/2043	280	54
GNMA, Ser 2015-185, Cl GI, IO
3.500%, 02/20/2041	1,347	105
GNMA, Ser 2015-40, Cl PA
2.000%, 04/20/2044	5,645	5,650
GNMA, Ser 2015-53, Cl IA, IO
4.500%, 04/20/2045	1,216	254
GNMA, Ser 2015-63, Cl PB
1.750%, 09/20/2043	422	422
GNMA, Ser 2016-126, Cl KI, IO
3.000%, 09/20/2028	957	72
GNMA, Ser 2016-167, Cl AI, IO
5.500%, 03/20/2039	2,468	489
GNMA, Ser 2016-23, Cl CI, IO
3.500%, 04/20/2042	2,413	215
GNMA, Ser 2016-42, Cl EI, IO
6.000%, 02/20/2046	1,872	454
GNMA, Ser 2016-49, Cl PI, IO
4.500%, 11/16/2045	2,945	613
GNMA, Ser 2016-99, Cl LI, IO
4.000%, 05/20/2029	4,094	350
GNMA, Ser 2017-107, Cl JI, IO
4.000%, 03/20/2047	2,434	368
GNMA, Ser 2017-134, Cl BI, IO
5.000%, 09/16/2047	513	116
GNMA, Ser 2017-2, Cl AI, IO
5.000%, 01/16/2047	677	147
GNMA, Ser 2017-26, Cl IA, IO
5.500%, 02/16/2047	2,107	414

38	SEI Daily Income Trust / Annual Report / January 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2017-26, Cl KI, IO
6.000%, 09/20/2040	$2,314	$461
GNMA, Ser 2017-26, Cl IB, IO
5.500%, 02/20/2047	1,286	225
GNMA, Ser 2017-99, Cl IO, IO
4.000%, 07/20/2047	3,798	514
GNMA, Ser 2018-38, Cl AB
3.500%, 01/20/2048	5,849	6,221
GNMA, Ser 2019-43, Cl IA, IO
4.500%, 05/20/2048	4,335	665
GNMA, Ser 2019-5, Cl JI, IO
5.000%, 07/16/2044	2,794	436

Total Mortgage-Backed Securities (Cost $560,234) ($ Thousands)		565,299

U.S. TREASURY OBLIGATIONS — 23.3%
U.S. Treasury Notes
2.750%, 09/15/2021	47,000	48,012
2.250%, 04/15/2022 (B)	62,525	63,763
2.000%, 10/31/2021	9,600	9,702
1.125%, 09/30/2021	47,375	47,173

Total U.S. Treasury Obligations (Cost $167,527) ($ Thousands)		168,650

U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.2%
FHLMC
1.375%, 05/01/2020	48,663	48,638

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FNMA
1.500%, 07/30/2020	$32,700	$32,679

Total U.S. Government Agency Obligations (Cost $81,339) ($ Thousands)		81,317

REPURCHASE AGREEMENTS — 5.1%
BNP Paribas
1.59%, dated 01/31/20 to be repurchased on 02/03/20, repurchase price $14,901,974 (collateralized by various U.S. Government obligations, ranging in par value $100 - $6,123,208, 1.375% - 7.500%, 10/31/2022 - 10/01/2049; with total market value $15,198,000) (C)	14,900	14,900
Deutsche Bank
1.57%, dated 01/31/20 to be repurchased on 02/03/20, repurchase price $22,302,918 (collateralized by various U.S. Government obligations, ranging in par value $5,761,700 - $16,601,169, 4.000% - 8.000%, 11/15/2021 - 12,01/2048; with total market value $22,746,037) (C)	22,300	22,300

Total Repurchase Agreements (Cost $37,200) ($ Thousands)		37,200

Total Investments in Securities — 117.5% (Cost $846,300) ($ Thousands)		$852,466

A list of the open futures contracts held by the Fund at January 31, 2020, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
U.S. 10-Year Treasury Notes	(241)	Mar-2020	$(31,211)	$(31,729)	$(518)
U.S. 2-Year Treasury Notes	915	Apr-2020	197,289	197,969	680
U.S. 5-Year Treasury Notes	240	Apr-2020	28,652	28,877	225
U.S. Long Treasury Bond	22	Mar-2020	3,493	3,597	104

			198,223	$198,714	$491

For the year ended January 31, 2020 the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $725,241 ($ Thousands).
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(C)	Tri-Party Repurchase Agreement.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

ICE – Intercontinental Exchange

IO — Interest Only - face amount represents notional amount

LIBOR – London Interbank Offered Rate

SEI Daily Income Trust / Annual Report / January 31, 2020	39

SCHEDULE OF INVESTMENTS

January 31, 2020

Short-Duration Government Fund (Concluded)

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of January 31, 2020 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	565,299	–	565,299
U.S. Treasury Obligations	–	168,650	–	168,650
U.S. Government Agency Obligations	–	81,317	–	81,317
Repurchase Agreements	–	37,200	–	37,200

Total Investments in Securities	–	852,466	–	852,466

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$1,009	$–	$–	$1,009
Unrealized Depreciation	(518)	–	–	(518)

Total Other Financial Instruments	$491	$–	$–	$491

* Futures Contracts are valued at the net unrealized appreciation/(depreciation) on the instruments.

For the year ended January 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

40	SEI Daily Income Trust / Annual Report / January 31, 2020

SCHEDULE OF INVESTMENTS

January 31, 2020

GNMA Fund

†Percentages  are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 99.0%

Agency Mortgage-Backed Obligations — 99.0%
FHLMC
5.000%, 09/01/2029	$213	$228
3.650%, 04/01/2030	315	357
3.000%, 12/01/2049	150	153
FHLMC REMIC, Ser 2011-3930, Cl AI, IO
3.500%, 09/15/2026	62	5
FHLMC REMIC, Ser 2012-4018, Cl AI, IO
3.500%, 03/15/2027	102	7
FHLMC REMIC, Ser 2012-4032, Cl CI, IO
3.500%, 06/15/2026	147	6
FHLMC REMIC, Ser 2012-4060, Cl TI, IO
2.500%, 12/15/2026	152	6
FHLMC REMIC, Ser 2013-4166, Cl PI, IO
3.500%, 03/15/2041	488	38
FHLMC REMIC, Ser 2013-4176, Cl KI, IO
4.000%, 03/15/2028	151	11
FHLMC REMIC, Ser 2013-4178, Cl MI, IO
2.500%, 03/15/2028	81	5
FHLMC REMIC, Ser 2013-4182, Cl IE, IO
2.500%, 03/15/2028	71	4
FHLMC REMIC, Ser 2013-4199, Cl QI, IO
2.500%, 05/15/2028	102	7
FHLMC REMIC, Ser 2015-4484, Cl Cl, IO
4.000%, 07/15/2030	145	15
FHLMC REMIC, Ser 2016-4624, Cl BI, IO
5.500%, 04/15/2036	229	44
FHLMC REMIC, Ser 2018-4820, Cl JI, IO
5.000%, 02/15/2048	134	26
FNMA
8.000%, 07/01/2025 to 09/01/2028	21	21
7.000%, 08/01/2029 to 09/01/2032	44	46
6.500%, 09/01/2032	48	55
5.000%, 03/01/2049 to 06/01/2049	626	671
3.260%, 06/01/2027	181	197
3.230%, 02/01/2027	143	155
FNMA REMIC, Ser 1992-105, Cl B
7.000%, 06/25/2022	3	3
FNMA REMIC, Ser 2012-53, Cl BI, IO
3.500%, 05/25/2027	103	8
FNMA REMIC, Ser 2012-93, Cl IL, IO
3.000%, 09/25/2027	106	8
FNMA REMIC, Ser 2012-98, Cl BI, IO
6.000%, 01/25/2042	238	40
FNMA REMIC, Ser 2015-21, Cl WI, IO
2.248%, 04/25/2055 (A)	239	14

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2016-3, Cl JI, IO
3.500%, 02/25/2031	$120	$9
FNMA REMIC, Ser 2016-71, Cl IN, IO
3.500%, 10/25/2046	114	21
FNMA REMIC, Ser 2018-13, Cl MP
3.500%, 12/25/2057	554	594
FNMA REMIC, Ser 2018-45, Cl AB
3.000%, 06/25/2048	187	194
FNMA, Ser 2012-410, Cl C6, IO
4.000%, 05/25/2027	158	12
FNMA, Ser 2019-M21, Cl X1, IO
1.568%, 05/25/2029 (A)	1,358	142
FNMA, Ser M2, Cl X, IO
0.346%, 01/25/2030 (A)	925	24
GNMA
9.500%, 09/15/2020 to 10/15/2020	1	1
9.000%, 03/15/2020 to 05/15/2022	8	8
8.000%, 01/15/2022 to 03/15/2032	118	132
7.750%, 10/15/2026	17	18
7.500%, 02/15/2027 to 10/15/2035	123	139
7.250%, 01/15/2028	14	15
7.000%, 11/15/2031 to 11/15/2033	998	1,138
6.750%, 11/15/2027	7	7
6.500%, 10/15/2023 to 10/15/2038	330	386
6.000%, 12/15/2027 to 12/15/2040	774	870
5.500%, 01/15/2033 to 02/20/2169	1,335	1,482
5.000%, 06/15/2033 to 02/20/2169	3,011	3,337
4.500%, 08/15/2033 to 01/20/2046	2,672	2,892
4.000%, 01/15/2041 (B)	660	708
4.000%, 03/20/2040 to 08/20/2049	8,419	8,899
3.875%, 05/15/2042	973	1,045
3.500%, 02/15/2041 to 11/20/2049	18,169	18,881
3.000%, 10/15/2042 to 05/20/2046	4,912	5,075
2.500%, 07/20/2045 to 12/20/2046	1,595	1,624
GNMA TBA
3.500%-4.500%, 02/15/2045 to 02/19/2045	662	708
3.000%-5.500%, 02/15/2045 to 02/20/2169	3,234	3,219
GNMA, Ser 2010-26, Cl JI, IO
5.000%, 02/16/2040	350	72
GNMA, Ser 2010-57, Cl TI, IO
5.000%, 05/20/2040	291	68
GNMA, Ser 2011-131, Cl PZ
3.500%, 12/20/2040	278	296
GNMA, Ser 2012-113, Cl BZ
3.000%, 09/16/2042	201	211
GNMA, Ser 2012-126, Cl IO, IO
3.500%, 10/20/2042	447	80
GNMA, Ser 2012-140, Cl LD
1.750%, 10/20/2042	586	585

SEI Daily Income Trust / Annual Report / January 31, 2020	41

SCHEDULE OF INVESTMENTS

January 31, 2020

GNMA Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2012-51, Cl GI, IO
3.500%, 07/20/2040	$107	$9
GNMA, Ser 2012-69, Cl AI, IO
4.500%, 05/16/2027	201	15
GNMA, Ser 2012-91, Cl NC
3.000%, 05/20/2042	544	570
GNMA, Ser 2013-187, Cl PE
2.000%, 09/20/2043	229	229
GNMA, Ser 2013-26, Cl IK, IO
3.000%, 02/16/2043	77	11
GNMA, Ser 2013-47, Cl IA, IO
4.000%, 03/20/2043	94	17
GNMA, Ser 2013-99, Cl AX
3.000%, 07/20/2043	149	155
GNMA, Ser 2014-119, Cl ZK
3.500%, 08/16/2044	21	23
GNMA, Ser 2014-122, Cl IP, IO
3.500%, 08/16/2029	696	59
GNMA, Ser 2014-133, Cl EP
3.500%, 09/20/2044	251	273
GNMA, Ser 2014-144, Cl BI, IO
3.000%, 09/16/2029	222	17
GNMA, Ser 2014-21, Cl DI, IO
4.000%, 04/16/2026	903	71
GNMA, Ser 2015-165, Cl I, IO
3.500%, 07/20/2043	505	64
GNMA, Ser 2015-168, Cl MI, IO
5.500%, 10/20/2037	665	134
GNMA, Ser 2015-17, Cl BI, IO
3.500%, 05/20/2043	584	114
GNMA, Ser 2015-18, Cl IC, IO
3.500%, 02/16/2030	567	50
GNMA, Ser 2015-185, Cl GI, IO
3.500%, 02/20/2041	170	13
GNMA, Ser 2015-24, Cl CI, IO
3.500%, 02/20/2045	283	50
GNMA, Ser 2015-53, Cl IA, IO
4.500%, 04/20/2045	174	36
GNMA, Ser 2015-63, Cl PB
1.750%, 09/20/2043	167	167
GNMA, Ser 2015-84, Cl IO, IO
3.500%, 05/16/2042	442	81
GNMA, Ser 2016-126, Cl KI, IO
3.000%, 09/20/2028	132	10
GNMA, Ser 2016-136, Cl A
3.000%, 07/20/2044	724	770
GNMA, Ser 2016-161, Cl GI, IO
5.000%, 11/16/2046	274	58
GNMA, Ser 2016-167, Cl AI, IO
5.500%, 03/20/2039	454	90
GNMA, Ser 2016-18, Cl TA
2.000%, 10/20/2044	549	549

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2016-23, Cl CI, IO
3.500%, 04/20/2042	$295	$26
GNMA, Ser 2016-42, Cl EI, IO
6.000%, 02/20/2046	233	56
GNMA, Ser 2016-77, Cl BY
3.000%, 06/20/2046	588	617
GNMA, Ser 2016-99, Cl LI, IO
4.000%, 05/20/2029	570	49
GNMA, Ser 2017-107, Cl JI, IO
4.000%, 03/20/2047	318	48
GNMA, Ser 2017-134, Cl BI, IO
5.000%, 09/16/2047	231	52
GNMA, Ser 2017-182, Cl LZ
3.000%, 12/20/2047	133	135
GNMA, Ser 2017-2, Cl AI, IO
5.000%, 01/16/2047	85	18
GNMA, Ser 2017-26, Cl IA, IO
5.500%, 02/16/2047	291	57
GNMA, Ser 2017-99, Cl IO, IO
4.000%, 07/20/2047	463	63
GNMA, Ser 2018-13, Cl DB
3.000%, 01/20/2048	430	444
GNMA, Ser 2018-77, Cl JY
3.500%, 06/20/2048	246	261
GNMA, Ser 2019-43, Cl IA, IO
4.500%, 05/20/2048	372	57

Total Mortgage-Backed Securities (Cost $59,075) ($ Thousands)		60,540

REPURCHASE AGREEMENT — 8.8%
Deutsche Bank
1.57%, dated 01/31/20 to be repurchased on 02/03/20, repurchase price $5,400,707 (collateralized by various U.S. Government obligations, ranging in par value $79,250 - $4,794,800, 3.000% - 8.000%, 11/15/2021 - 01/01/2034; with total market value $5,508,032) (C)	5,400	5,400

Total Repurchase Agreement (Cost $5,400) ($ Thousands)		5,400

Total Investments in Securities — 107.8% (Cost $64,475) ($ Thousands)		$65,940

42	SEI Daily Income Trust / Annual Report / January 31, 2020

A list of the open futures contracts held by the Fund at January 31, 2020, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

U.S. 10-Year Treasury Notes	(2)	Mar-2020	$(260)	$(263)	$(3)

U.S. 5-Year Treasury Notes	16	Apr-2020	1,908	1,925	17

U.S. Long Treasury Bond	(1)	Mar-2020	(158)	(164)	(6)

Ultra 10-Year U.S. Treasury Notes	(3)	Mar-2020	(427)	(437)	(10)

			1,063	$1,061	$(2)

For the year ended January 31, 2020, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $61,222 ($ Thousands).

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(C)	Tri-Party Repurchase Agreement.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

IO — Interest Only - face amount represents notional amount

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

The following is a summary of the inputs used as of January 31, 2020 in valuing the Fund’s investments and other financial instruments carried at value ($Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	60,540	–	60,540
Repurchase Agreement	–	5,400	–	5,400

Total Investments in Securities	–	65,940	–	65,940

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$17	$–	$–	$17
Unrealized Depreciation	(19)	–	–	(19)

Total Other Financial Instruments	$(2)	$–	$–	$(2)

* Futures Contracts are valued at the net unrealized appreciation (depreciation) on the instruments.

For the year ended January 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2020	43

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

January 31, 2020

Government Fund
Assets:
Investments, at value†	$4,732,416
Repurchase agreements†	1,910,000
Cash	103,045
Interest receivable	2,793
Receivable for investment securities sold	—
Receivable for fund shares sold	—
Tax reclaim receivable	—
Receivable for variation margin	—
Prepaid expenses	77
Total Assets	6,748,331
Liabilities:
Payable for investment securities purchased	53,435
Income distribution payable	3,661
Administration fees payable	614
Investment advisory fees payable	395
Chief Compliance Officer fees payable	13
Trustees’ fees payable	3
Shareholder servicing fees payable	—
Payable for fund shares redeemed	—
Payable for variation margin	—
Accrued expense payable	223
Total Liabilities	58,344
Net Assets	$6,689,987
† Cost of investments and repurchase agreements	$6,642,416
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$6,689,910
Total Distributable Earnings/(loss)	77
Net Assets	$6,689,987
Net Asset Value, Offering and Redemption Price Per Share — Class F	$1.00 ($6,671,923,490 ÷ 6,671,942,064 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class CAA	$1.00 ($18,063,940 ÷ 18,057,359 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	N/A

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

N/A – Not applicable.

44	SEI Daily Income Trust / Annual Report / January 31, 2020

Government II Fund		Treasury II Fund		Ultra Short Duration Bond Fund		Short-Duration Government Fund		GNMA Fund

$ 2,005,704		$ 412,942		$ 311,751		$ 815,266		$ 60,540
—		—		3,800		37,200		5,400
2,197		2,011		802		60		2
812		84		846		2,557		209
—		—		501		18,680		7,039
—		—		354		1,135		7
—		—		7		—		—
—		—		15		268		4
21		6		7		16		2
2,008,734		415,043		318,083		875,182		73,203

15,350		12,984		6,003		148,318		11,834
1,414		260		89		304		15
227		47		41		122		10
76		16		26		56		5
4		1		1		1		—
1		—		—		—		—
—		—		18		66		13
—		—		201		913		83
—		—		6		83		3
75		15		33		78		18
17,147		13,323		6,418		149,941		11,981
$1,991,587		$401,720		$311,665		$725,241		$61,222
$2,005,704		$412,942		$314,312		$846,300		$64,475

$1,991,511		$401,694		$316,642		$736,856		$62,811
76		26		(4,977)		(11,615)		(1,589)
$1,991,587		$401,720		$311,665		$725,241		$61,222
$1.00		$1.00		$9.36		$10.38		$10.44
($1,991,587,338 ÷		($401,720,479 ÷		($258,557,763 ÷		($670,769,305 ÷		($59,818,388 ÷
1,991,611,651 shares	)	401,841,460 shares	)	27,613,040 shares	)	64,644,046 shares	)	5,728,122 shares	)
N/A		N/A		N/A		N/A		N/A
		`
N/A		N/A		$9.37 ($53,107,203 ÷ 5,668,501 shares)		$10.38 ($54,471,882 ÷ 5,250,024 shares)		$10.44 ($1,403,318 ÷ 134,381 shares)

SEI Daily Income Trust / Annual Report / January 31, 2020	45

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended January 31, 2020

	Government Fund	Government II Fund
Investment Income:
Interest income	$162,338	$43,086
Total investment income	162,338	43,086
Expenses:
Administration fees	8,675	2,938
Shareholder servicing fees — Class F Shares	18,825	5,012
Shareholder servicing fees — Class CAA Shares	50	—
Investment advisory fees	5,278	1,404
Trustees’ fees	145	36
Chief Compliance Officer fees	44	12
Printing fees	470	146
Custodian/Wire agent fees	287	79
Registration fees	191	31
Pricing fees	22	6
Other expenses	533	139
Total expenses	34,520	9,803
Less, waiver of:
Investment advisory fees	—	(501)
Administration fees	(569)	(276)
Shareholder servicing fees - Class CAA	(50)	—
Shareholder servicing fees - Class F	(18,825)	(5,012)
Net expenses	15,076	4,014
Net Investment Income	147,262	39,072
Net Realized Gain (Loss) on/from:
Investments	369	88
Futures contracts	—	—
Options contracts	—	—
Net change in unrealized appreciation(depreciation) on/from:
Investments	—	—
Futures contracts	—	—
Net Increase in Net Assets Resulting from Operations	$147,631	$39,160

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

46	SEI Daily Income Trust / Annual Report / January 31, 2020

Treasury II Fund	Ultra Short Duration Bond Fund	Short-Duration Government Fund	GNMA Fund

$ 10,879	$ 8,719	$ 15,940	$ 1,876
10,879	8,719	15,940	1,876

763	618	1,410	129
1,271	645	1,638	157
—	—	—	—
356	309	644	59
9	6	13	1
3	2	4	—
33	22	51	5
19	12	28	3
10	5	12	1
2	58	133	12
37	22	49	6
2,503	1,699	3,982	373

(127)	—	—	—
(87)	(121)	(92)	—
—	—	—	—
(1,271)	(439)	(569)	—
1,018	1,139	3,321	373
9,861	7,580	12,619	1,503

62	235	1,613	571
—	(93)	(2,071)	(227)
—	—	15	2

—	1,836	10,168	1,423
—	39	1,635	20
$ 9,923	$ 9,597	$ 23,979	$ 3,292

SEI Daily Income Trust / Annual Report / January 31, 2020	47

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended January 31,

	Government Fund
	2020	2019
Operations:
Net investment Income	$147,262	$130,308
Net realized gain (loss) on investments	369	53
Net increase in net assets resulting from operations	147,631	130,361
Distributions:
Net investment income
Class F	(147,166)	(129,893)
Class CAA	(390)	(416)
Total distributions	(147,556)	(130,309)
Capital Share Transactions (All at $1.00 per share)
Class F:
Proceeds from shares issued	49,925,282	56,197,301
Reinvestment of dividends & distributions	82,884	69,715
Cost of shares redeemed	(53,405,056)	(53,476,095)
Net increase (decrease) from Class F Transactions	(3,396,890)	2,790,921
Class CAA:
Proceeds from shares issued	21,120	44,873
Reinvestment of dividends & distributions	391	416
Cost of shares redeemed	(25,060)	(55,202)
Net decrease from Class CAA Transactions	(3,549)	(9,913)
Net increase (decrease) in net assets from capital shares transactions	(3,400,439)	2,781,008
Net increase (decrease) in net assets	(3,400,364)	2,781,060
Net Assets:
Beginning of year	10,090,351	7,309,291
End of year	$6,689,987	$10,090,351

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable.

The accompanying notes are an integral part of the financial statements.

48	SEI Daily Income Trust / Annual Report / January 31, 2020

	Government II Fund	Treasury II Fund
2020	2019	2020	2019

$ 39,072	$31,348	$9,861	$9,598
88	(29)	62	(3)
39,160	31,319	9,923	9,595

(39,078)	(31,343)	(9,909)	(9,596)
N/A	N/A	N/A	N/A
(39,078)	(31,343)	(9,909)	(9,596)

5,925,922	6,060,650	1,433,759	1,643,367
11,646	9,854	4,207	4,071
(5,754,902)	(6,439,402)	(1,631,175)	(1,606,234)
182,666	(368,898)	(193,209)	41,204

N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
182,666	(368,898)	(193,209)	41,204
182,748	(368,922)	(193,195)	41,203

1,808,839	2,177,761	594,915	553,712
$ 1,991,587	$1,808,839	$401,720	$594,915

SEI Daily Income Trust / Annual Report / January 31, 2020	49

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended January 31,

	Ultra Short Duration Bond Fund
	2020	2019
Operations:
Net investment income	$7,580	$6,579
Net realized gain (loss) on investments, futures contracts, and options contracts	142	(204)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,875	(169)
Net increase in net assets resulting from operations	9,597	6,206
Distributions:
Net investment income
Class F	(6,399)	(5,697)
Class Y	(1,298)	(1,106)
Total distributions	(7,697)	(6,803)
Capital share transactions:
Class F:
Proceeds from shares issued	78,492	104,875
Reinvestment of dividends & distributions	5,200	4,651
Cost of shares redeemed	(83,094)	(114,672)
Net increase (decrease) from Class F transactions	598	(5,146)
Class Y:
Proceeds from shares issued	7,055	7,750
Reinvestment of dividends & distributions	1,269	1,091
Cost of shares redeemed	(5,100)	(7,314)
Net increase (decrease) from Class Y transactions	3,224	1,527
Net Increase (decrease) in net assets from capital share transactions	3,822	(3,619)
Net increase (decrease) in net assets	5,722	(4,216)
Net Assets:
Beginning of year	305,943	310,159
End of year	$311,665	$305,943
Capital Share Transactions:
Class F
Shares issued	8,405	11,275
Reinvestment of distributions	557	500
Shares redeemed	(8,897)	(12,327)
Net increase (decrease) in shares outstanding from Class F Share transactions	65	(552)
Class Y
Shares issued	755	833
Reinvestment of distributions	136	117
Shares redeemed	(546)	(786)
Net increase (decrease) in shares outstanding from Class Y Share transactions	345	164
Total increase (decrease) in shares outstanding from share transactions	410	(388)

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

50	SEI Daily Income Trust / Annual Report / January 31, 2020

Short-Duration Government Fund		GNMA Fund
2020	2019	2020	2019

$12,619	$12,426	$1,503	$1,646
(443)	(3,701)	346	(469)

11,803	1,743	1,443	269
23,979	10,468	3,292	1,446

(12,614)	(12,830)	(1,699)	(1,924)
(1,034)	(1,009)	(40)	(3)
(13,648)	(13,839)	(1,739)	(1,927)

175,986	178,593	20,023	21,857
9,519	9,611	1,506	1,654
(166,652)	(239,485)	(28,643)	(33,197)
18,853	(51,281)	(7,114)	(9,686)

12,132	12,419	1,035	1,260
981	996	38	3
(9,335)	(14,730)	(1,025)	(19)
3,778	(1,315)	48	1,244
22,631	(52,596)	(7,066)	(8,442)
32,962	(55,967)	(5,513)	(8,923)

692,279	748,246	66,735	75,658
$725,241	$692,279	$61,222	$66,735

17,062	17,489	1,932	2,156
922	941	145	164
(16,162)	(23,443)	(2,761)	(3,287)
1,822	(5,013)	(684)	(967)

1,174	1,217	101	124
95	98	4	—
(905)	(1,443)	(100)	(2)
364	(128)	5	122
2,186	(5,141)	(679)	(845)

SEI Daily Income Trust / Annual Report / January 31, 2020	51

FINANCIAL HIGHLIGHTS

For the years ended January 31,

For a Share Outstanding Throughout the Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets
Government Fund
Class F
2020	$1.00	$0.02	$—	$0.02	$(0.02)	$(0.02)	$1.00	1.95%	$6,671,923	0.20%	0.46%	1.95%
2019	1.00	0.02	—	0.02	(0.02)	(0.02)	1.00	1.70	10,068,739	0.20	0.46	1.72
2018	1.00	0.01	—	0.01	(0.01)	(0.01)	1.00	0.74	7,277,766	0.20	0.45	0.74
2017	1.00	—	—	—	—(2)	—(2)	1.00	0.19	7,875,681	0.20	0.56	0.21
2016	1.00	—	—	—	—(2)	—(2)	1.00	0.03	1,909,582	0.12	0.58	0.03
Class CAA
2020	$1.00	$0.02	$—	$0.02	$(0.02)	$(0.02)	$1.00	1.95%	$18,064	0.20%	0.46%	1.95%
2019	1.00	0.02	—	0.02	(0.02)	(0.02)	1.00	1.70	21,612	0.20	0.46	1.65
2018	1.00	0.01	—	0.01	(0.01)	(0.01)	1.00	0.74	31,525	0.20	0.45	0.74
2017	1.00	—	—	—	—(2)	—(2)	1.00	0.19	26,885	0.20	0.32	0.18
2016(3)	1.00	—	—	—	—(2)	—(2)	1.00	0.01	36,003	0.18	0.58	0.06
Government II Fund
Class F
2020	$1.00	$0.02	$—	$0.02	$(0.02)	$(0.02)	$1.00	1.97%	$1,991,587	0.20%	0.49%	1.95%
2019	1.00	0.02	—	0.02	(0.02)	(0.02)	1.00	1.76	1,808,839	0.20	0.49	1.73
2018	1.00	0.01	—	0.01	(0.01)	(0.01)	1.00	0.76	2,177,761	0.20	0.49	0.76
2017	1.00	—	—	—	—(2)	—(2)	1.00	0.19	2,051,398	0.20	0.53	0.19
2016	1.00	—	—	—	—(2)	—(2)	1.00	0.02	1,228,378	0.11	0.53	0.02
Treasury II Fund
Class F
2020	$1.00	$0.02	$—	$0.02	$(0.02)	$(0.02)	$1.00	1.95%	$401,720	0.20%	0.49%	1.94%
2019	1.00	0.02	—	0.02	(0.02)	(0.02)	1.00	1.75	594,915	0.20	0.49	1.73
2018	1.00	0.01	—	0.01	(0.01)	(0.01)	1.00	0.74	553,712	0.20	0.50	0.75
2017	1.00	—	—	—	—(2)	—(2)	1.00	0.15	523,306	0.20	0.58	0.14
2016	1.00	—	—	—	—(2)	—(2)	1.00	0.01	694,987	0.08	0.58	0.02

*	Per share calculations were performed using average shares.

†

Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)

The Distributor and/or Administrator have voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s average daily net assets of the share class. Had these waivers been excluded the ratio would have been at the expense ratio cap figure. See Note 3 for expense limitation figures.

(2)	Amount represents less than $0.01 per share.

(3)	Commenced operations on November 20, 2015. All ratios for the period have been annualized.

Amounts designated as ‘‘—’’ are zero or have been rounded to zero

52	SEI Daily Income Trust / Annual Report / January 31, 2020

FINANCIAL HIGHLIGHTS

For the years ended January 31,

For a Share Outstanding Throughout the Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Ultra Short Duration Bond Fund
Class F
2020	$9.31	$0.23	$0.05	$0.28	$(0.23)	$—	$(0.23)	$9.36	3.06%	$258,558	0.38%	0.59%	2.44%	70%
2019	9.32	0.20	—	0.20	(0.21)	—	(0.21)	9.31	2.13	256,372	0.38	0.59	2.15	71
2018	9.31	0.13	0.02	0.15	(0.14)	—	(0.14)	9.32	1.58	262,023	0.38	0.59	1.38	59
2017	9.29	0.09	0.03	0.12	(0.10)	—	(0.10)	9.31	1.33	264,997	0.38	0.68	0.99	89
2016	9.33	0.07	(0.03)	0.04	(0.08)	—	(0.08)	9.29	0.45	197,737	0.38	0.69	0.71	115
Class Y
2020	$9.31	$0.24	$0.06	$0.30	$(0.24)	$—	$(0.24)	$9.37	3.25%	$53,107	0.30%	0.34%	2.52%	70%
2019	9.33	0.21	(0.02)	0.19	(0.21)	—	(0.21)	9.31	2.11	49,571	0.30	0.34	2.23	71
2018	9.32	0.14	0.01	0.15	(0.14)	—	(0.14)	9.33	1.67	48,136	0.30	0.34	1.46	59
2017	9.29	0.10	0.04	0.14	(0.11)	—	(0.11)	9.32	1.52	45,048	0.30	0.43	1.06	89
2016(1)	9.31	0.02	—	0.02	(0.04)	—	(0.04)	9.29	0.19	37,050	0.30	0.44	0.60	115
Short-Duration Government Fund
Class F
2020	$10.22	$0.18	$0.18	$0.36	$(0.20)	$—	$(0.20)	$10.38	3.54%	$670,769	0.48%	0.58%	1.78%	230%
2019	10.27	0.18	(0.03)	0.15	(0.20)	—	(0.20)	10.22	1.48	642,331	0.48	0.58	1.75	86
2018	10.43	0.15	(0.14)	0.01	(0.17)	—	(0.17)	10.27	0.13	696,751	0.48	0.59	1.42	169
2017	10.49	0.10	(0.04)	0.06	(0.12)	—	(0.12)	10.43	0.54	796,540	0.48	0.67	0.91	539
2016	10.55	0.07	(0.05)	0.02	(0.08)	—	(0.08)	10.49	0.22	799,269	0.48	0.69	0.64	245
Class Y
2020	$10.22	$0.20	$0.17	$0.37	$(0.21)	$—	$(0.21)	$10.38	3.69%	$54,472	0.33%	0.33%	1.93%	230%
2019	10.27	0.19	(0.03)	0.16	(0.21)	—	(0.21)	10.22	1.63	49,948	0.34	0.34	1.56	86
2018	10.43	0.16	(0.13)	0.03	(0.19)	—	(0.19)	10.27	0.27	51,495	0.34	0.34	1.56	169
2017	10.49	0.11	(0.04)	0.07	(0.13)	—	(0.13)	10.43	0.64	48,808	0.38	0.43	1.02	539
2016	10.55	0.08	(0.05)	0.03	(0.09)	—	(0.09)	10.49	0.32	50,825	0.38	0.44	0.74	245
GNMA Fund
Class F
2020	$10.20	$0.24	$0.28	$0.52	$(0.28)	$—	$(0.28)	$10.44	5.15%	$59,818	0.58%	0.58%	2.33%	225%
2019	10.24	0.25	—	0.25	(0.29)	—	(0.29)	10.20	2.54	65,412	0.58	0.58	2.48	134
2018	10.47	0.24	(0.18)	0.06	(0.29)	—	(0.29)	10.24	0.58	75,582	0.60	0.60	2.32	204
2017	10.82	0.16	(0.16)	0.00	(0.21)	(0.14)	(0.35)	10.47	0.04	116,057	0.63	0.67	1.48	718
2016	10.93	0.15	0.02	0.17	(0.19)	(0.09)	(0.28)	10.82	1.65	122,040	0.63	0.69	1.36	718
Class Y
2020	$10.20	$0.27	$0.27	$0.54	$(0.30)	$—	$(0.30)	$10.44	5.35%	$1,403	0.33%	0.33%	2.58%	225%
2019	10.23	0.29	—	0.29	(0.32)	—	(0.32)	10.20	2.88	1,323	0.32	0.32	2.84	134
2018	10.46	0.27	(0.18)	0.09	(0.32)	—	(0.32)	10.23	0.82	76	0.36	0.36	2.56	204
2017	10.81	0.18	(0.15)	0.03	(0.24)	(0.14)	(0.38)	10.46	0.25	47	0.42	0.43	1.69	718
2016(2)	10.76	0.02	0.11	0.13	(0.06)	(0.02)	(0.08)	10.81	1.26	69	0.43	0.45	0.80	718

*	Per share calculations were performed using average shares.

†

Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Commenced operations on August 25, 2015. All ratios for the period have been annualized.

(2)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.

Amounts designated as ‘‘—’’ are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2020	53

NOTES TO FINANCIAL STATEMENTS

January 31, 2020

1. ORGANIZATION

SEI Daily Income Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with six operational Funds: the Government, Government II, and Treasury II (each a “Fund,” collectively, the “Money Market Funds”), the Ultra Short Duration Bond, Short-Duration Government and GNMA (each a “Fund,” collectively, the “Fixed Income Funds”). The Trust is registered to offer: Class F shares of the Funds; and Class CAA shares of the Government Fund and Class Y shares of the Fixed Income Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. The Money Market Funds’ use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Investment securities of the Fixed Income Funds listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on an exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent third-party pricing agent, the Fixed Income Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2020, there were no fair valued securities held by the Funds.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

54	SEI Daily Income Trust / Annual Report / January 31, 2020

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the fiscal year ended January 31, 2020, there have been no significant changes to the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

For the Fixed Income Funds, amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

For the Money Market Funds, all amortization is calculated using the straight line method over the holding period of the security. Amortization of premiums and accretion of discounts are included in interest income.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

It is the Funds’ policy to present the repurchase agreements contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the repurchase agreements contracts. Refer to each Fund’s Schedule of Investments for details regarding repurchase agreements contracts as of January 31, 2020, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fixed Income Funds utilized futures contracts during the year ended January 31, 2020. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. The Funds chose to invest in futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the

SEI Daily Income Trust / Annual Report / January 31, 2020	55

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2020

Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the futures contracts. Refer to each Fund’s Schedule of Investments for details regarding open future contracts as of January 31, 2020, if applicable. The fair value of interest rate futures contracts held in the Fixed Income Funds can be found on the Statements of Assets and Liabilities under the captions Receivable for Variation Margin and Payable for Variation Margin. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Cumulative appreciation/ depreciation of futures contracts are reported in the respective Fixed Income Funds’ Schedule of Investments. Realized gains or losses on interest rate futures contracts related to the Fixed Income Funds are recognized on the Statements of Operations as part of Net Realized Gain (Loss) on Futures Contracts and any change in unrealized appreciation or depreciation is recognized on the Statements of Operations as Net Unrealized Gain (Loss) on Futures Contracts.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund’s investment in swap contracts is mainly used as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the Counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio, to protect a Fund’s value from changes in interest rates, or to expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. There were no outstanding swap agreements as of January 31, 2020.

Options Written/Purchased — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded

56	SEI Daily Income Trust / Annual Report / January 31, 2020

as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There were no outstanding options contracts as of January 31, 2020.

TBA Purchase Commitments — To the extent consistent with its Investment Objective and Strategies, a Fixed Income Fund may engage in “to be announced” (“TBA”) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation” above.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO and CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO and CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO and CLO securities as a class.

The risks of an investment in a CDO and CLO depend largely on its class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs and CLOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs and CLOs, allowing a CDO and CLO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs and CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs and CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — Throughout the year, the Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings that could not be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption there from. In addition, the Funds had generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of those investments. These investments

SEI Daily Income Trust / Annual Report / January 31, 2020	57

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2020

were valued at amortized cost, which approximates fair value, as determined in accordance with the procedures approved by the Board of Trustees. At January 31, 2020, the Funds did not own any restricted securities except for those designated as 144A on the schedules of investments.

Classes — Class-specific expenses are borne by that class of shares. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities after capital loss carryover are distributed at least annually by the Funds.

3. INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND CUSTODIAN AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, Distribution and Custodian Agreements — SEI Investments Management Corporation (“SIMC”) serves as each Fund’s investment adviser (the “Adviser”) and “manager of managers” under an investment advisory agreement approved by the shareholders of each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund. SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust under a Distribution Agreement. The Trust also has adopted plans under which firms, including the Distributor, that provide shareholder services may receive compensation thereof.

Such plans provide fees payable to the Distributor up to the amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund.

The Money Market Funds’ Administrator and/or the Distributor have contractually agreed to waive fees or reimburse expenses for each Money Market Fund until

May 31, 2020, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, trustees’ fees, taxes and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Money Market Fund’s total operating costs exceed the applicable thresholds and will not affect the Money Market Fund’s total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Money Market Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Money Market Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by a fund, such as acquired fund fees and expenses (“AFFE”). The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level.

The waivers by the Fixed Income Funds’ Adviser, Administrator and/or Distributor are limited to the Fixed Income Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Fixed Income Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

58	SEI Daily Income Trust / Annual Report / January 31, 2020

The following is a summary of annual fees payable to the Adviser, and Distributor and the expense limitations for each fund:

	Advisory Fees	Shareholder Servicing Fees	Expense Limitations
Government Fund
Class F	0.07%	0.25%	0.20	%(3)
Class CAA	0.07%	0.25%	0.20	%(3)
Government II Fund
Class F	0.07%	0.25%	0.20	%(2)
Treasury II Fund
Class F	0.07%	0.25%	0.20	%(2)
Ultra Short Duration Bond Fund
Class F	0.10%(4)	0.25%	0.38	%(1)
Class Y	0.10%(4)	—%	0.30	%(1)
Short-Duration Government Fund
Class F	0.09%(5)	0.25%	0.48	%(1)
Class Y	0.09%(5)	—%	0.38	%(1)
GNMA Fund
Class F	0.09%(5)	0.25%	0.63	%(1)
Class Y	0.09%(5)	—%	0.43	%(1)
(1)	Represents a voluntary cap that may be discontinued at any time.
(2)	Represents a contractual cap effective through May 31, 2020, to be changed only by board approval.
(3)

Represents a contractual cap of .25%, effective through May 31, 2020, to be changed only by Board approval. In addition, management has voluntarily waived fees to a cap of .20% that may be discontinued at any time.

(4)

The Adviser receives an annual fee equal to .10% on the first $500 million of net assets, .075% of net assets between $500 million and $1 billion and .05% on the net assets in excess of $1 billion for the Ultra Short Duration Bond Fund. The fee is calculated based on the net assets of the Ultra Short Duration Bond Fund.

(5)

The Adviser receives an annual fee equal to .10% on the first $500 million of net assets, .075% of net assets between $500 million and $1 billion and .05% on the net assets in excess of $1 billion for the Short-Duration Government and GNMA Funds. The fee is a blended percentage and is calculated based on the combined assets of these Funds.

The following is a summary of annual fees payable to the Administrator:

	Administration Fees
	First $1.5 Billion of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Over $3 Billion of Assets
Government Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
Government II Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
Treasury II Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
Ultra Short Duration Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Short-Duration Government Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
GNMA Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

The Distributor has voluntarily waived all or a portion of the shareholder servicing fees for Class F of each fund, except for the GNMA Fund, since inception of the plan. Such waivers are voluntary and may be discontinued at any time.

The Administrator and Distributor have voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Money Market Funds in order to limit the one-day net income yield of the Funds to not less than 0.01% of the Funds’ average daily net assets. The Funds did not have any such waivers by class for the year ended January 31, 2020.

Pursuant to the “manager of managers” structure, the Board of Trustees approved BlackRock Advisors, LLC as sub-adviser to the Money Market Funds, MetLife Investment Management, LLC. serves as a sub-adviser to the Ultra Short Duration Bond Fund and Wellington Management Company, LLP (“Wellington LLP”) serves as sub-adviser to the Fixed Income Funds. Each sub-adviser is party to an investment sub-advisory agreement with the Advisor. For its services to the Funds, the sub-advisers are entitled to receive a fee paid directly by the Adviser.

U.S. Bank, N.A. serves as the custodian of the Funds. The custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

Other — Certain officers and Trustees of the Trust are also officers and/or Trustees of the Administrator, Adviser, or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The

SEI Daily Income Trust / Annual Report / January 31, 2020	59

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2020

Administrator, Adviser and/or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, Sub-Advisers and service providers as required by SEC regulations.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an inter-fund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Inter-fund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds Board of Trustees. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended January 31, 2020, the Trust has not participated in the Program.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended January 31, 2020, were as follows for the Fixed Income Funds:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Ultra Short Duration Bond Fund
Purchases	$47,093	$118,789	$165,882
Sales	18,609	115,375	133,984
Short-Duration Government Fund
Purchases	1,823,945	—	1,823,945
Sales	1,626,290	11,090	1,637,380
GNMA Fund
Purchases	142,684	—	142,684
Sales	149,468	—	149,468

5. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature.

To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings (accumulated losses), as appropriate, in the periods that the differences arise. Permanent differences are primarily attributable to paydowns, and reclass of TIPS. None of these permanent differences necessitate a charge to the paid in capital account.

60	SEI Daily Income Trust / Annual Report / January 31, 2020

The tax character of dividends and distributions during the last two fiscal years was as follows:

		Ordinary Income ($ Thousands)	Total ($ Thousands)
Government Fund
	2020	$147,556	$147,556
	2019	130,309	130,309
Government II Fund
	2020	39,078	39,078
	2019	31,343	31,343
Treasury II Fund
	2020	9,909	9,909
	2019	9,596	9,596
Ultra Short Duration Bond Fund
	2020	7,697	7,697
	2019	6,803	6,803
Short-Duration Government Fund
	2020	13,648	13,648
	2019	13,839	13,839
GNMA Fund
	2020	1,739	1,739
	2019	1,927	1,927

As of January 31, 2020, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Government Fund	$8,268	$—	$—	$—	$—	$—	$(8,191)	$77
Government II Fund	2,513	—	—	—	—	—	(2,437)	76
Treasury II Fund	530	—	—	—	—	—	(504)	26
Ultra Short Duration Bond Fund	84	—	(6,157)	—	—	1,239	(143)	(4,977)
Short-Duration Government Fund	861	—	(17,188)	—	—	6,140	(1,428)	(11,615)
GNMA Fund	130	—	(3,046)	—	—	1,458	(131)	(1,589)

The other temporary differences in the current year are primarily attributable to Treasury straddle loss deferral.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. It is the Funds’ intent that they will not distribute any realized gain distributions until the carryforwards have been offset or expired.

During the fiscal year ended January 31, 2020, the Government II Fund, Treasury II Fund, Short-Duration Government Fund and GNMA Fund utilized $29,185, $5,999, $1,301,266 and $207,455, respectively, of capital loss carryforwards to offset capital gains.

At January 31, 2020, the following Funds had capital loss carryforwards to offset future realized capital gains:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total * ($ Thousands)
Ultra Short Duration Bond Fund	$89	$6,068	$6,157
Short-Duration Government Fund	2,759	14,429	17,188
GNMA Fund	2,314	732	3,046

Post October losses represent losses realized on investment transactions from November 1, 2019 through December 31, 2019 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year.

SEI Daily Income Trust / Annual Report / January 31, 2020	61

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2020

During the fiscal year ended January 31, 2020, the Money Market Funds’ cost of securities for Federal income tax purposes approximates the cost located in the Statements of Assets and Liabilities.

For Federal income tax purposes, the cost of securities owned at January 31, 2020, and net realized gains or losses on securities sold for the year, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fixed Income Funds at January 31, 2020, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Ultra Short Duration Bond Fund	$314,326	$1,386	$(147)	$1,239
Short-Duration Government Fund	846,817	7,740	(1,600)	6,140
GNMA Fund	64,482	1,578	(120)	1,458

Management has analyzed the Funds’ tax positions taken on the federal tax returns for all open tax years and has concluded that as of January 31, 2020, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal income and excise tax returns are subject to examination by the IRS for all open tax years under the applicable Statute of Limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. CONCENTRATION/RISKS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty to the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

The following is not intended to be a complete discussion of the risks associated with investing in a fund. Please review each Fund’s prospectus for additional disclosures regarding principal risks associated with investing in a fund.

Asset-Backed Securities Risk — The Ultra Short Duration Bond Fund is subject to asset-backed securities risk, whereas payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities.

Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Commercial Paper Risk — The Ultra Short Duration Bond Fund is subject to commercial paper risk. Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Corporate Fixed Income Risk — The Ultra Short Duration Bond Fund is subject to corporate fixed income risk. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The Funds are all subject to the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fixed Income Funds’ use of futures contracts and forward contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the

62	SEI Daily Income Trust / Annual Report / January 31, 2020

Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fixed Income Funds’ use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fixed Income Funds may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The Funds are subject to the risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Market Risk — The prices of the Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Funds’ fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Funds’ value may fluctuate and/or the Funds may experience increased redemptions from shareholders, which may impact the Funds’ liquidity or force the Funds to sell securities into a declining or illiquid market. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Funds invest, which in turn could negatively impact the Funds’ performance and cause losses on your investment in the Funds.

Foreign Issuer Risk — The Ultra Short Duration Bond Fund is subject to the risk that issuers in foreign countries face political and economic events unique to such countries. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S.

Interest Rate Risk — The Money Market Funds’ are subject to the risk that the Fund’s yield will decline due to falling interest rates. A rise in interest rates typically causes a fall in the value of fixed income securities in which the Fund invests, while a fall in interest rates typically causes a rise in the value of such securities. During periods when interest rates are low, the Fund’s yield will also be low, and the income generated by the Fund may not be sufficient to offset all or a significant portion of the Fund’s expenses, which could impair the Fund’s ability to provide a positive yield and maintain a stable $1.00 share price.

The Fixed Income Funds’ are subject to the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Funds invest. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The Fixed Income Funds are subject to the risk that a Funds’ investments in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Leverage Risk — The Fixed Income Funds’ use of derivatives or investments in repurchase agreements may result in the Funds’ total investment exposure substantially exceeding the value of its portfolio securities and the Funds’ investment returns depending substantially on the performance of securities that the Funds may not directly own. The use of leverage can amplify the effects of market volatility on the Funds’ share price and may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Funds’ use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The Funds are subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — The Fixed Income Funds are subject to mortgage-backed securities risk. Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly

SEI Daily Income Trust / Annual Report / January 31, 2020	63

NOTES TO FINANCIAL STATEMENTS (Concluded)

January 31, 2020

sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Funds’ expectations. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by a fund.

Opportunity Risk — The Funds are subject to the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The Fixed Income Funds are subject to the risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Funds to invest the proceeds at generally lower interest rates.

Portfolio Turnover Risk — Due to their investment strategies, the Short-Duration Government Fund and GNMA Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Funds’ performance.

Redemption Risk — The Money Market Funds may experience periods of heavy redemptions that could cause the Funds to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. This could have a significant adverse effect on the Funds’ ability to maintain a stable $1.00 share price, and, in extreme circumstances, could cause the Funds to suspend redemptions and liquidate completely.

Repurchase Agreement Risk — The Funds are subject to repurchase agreement risk. Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Funds’ recovery of collateral.

U.S. Government Securities Risk — The Funds are subject to U.S. Government securities risk. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

7. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of January 31, 2020, SPTC held of record the following:

Government Fund, Cl CAA	100.00%
Government Fund, Cl F	61.96%
Government II Fund	55.45%
Treasury II Fund	93.05%
Ultra Short Duration Bond Fund, Cl F	94.27%
Ultra Short Duration Bond Fund, Cl Y	82.39%
Short-Duration Government Fund, Cl F	97.79%
Short-Duration Government Fund, Cl Y	28.43%
GNMA Fund, Cl F	78.39%
GNMA Fund, Cl Y	97.08%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

8. REGULATORY MATTERS

In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR very likely will cease to be published after that time. Various financial industry groups have begun planning for that transition, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR

64	SEI Daily Income Trust / Annual Report / January 31, 2020

is no longer available by providing for an alternative rate setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for a fund. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a fund’s performance or NAV.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years.

10.	SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of January 31, 2020, except as follows:

In response to the spread of COVID-19 around the world during the first quarter of 2020, on March 18, 2020 U.S. Treasury Secretary Steven T. Mnuchin issued a statement regarding the establishment of the Money Market Mutual Fund Liquidity Facility (the “MMLF”) by the Federal Reserve Board. The MMLF would attempt to provide liquidity to the financial system under section 13(3) of the Federal Reserve Act. To provide such liquidity to Money Market Mutual Funds, the Federal Reserve Bank of Boston would lend to eligible borrowers, taking as collateral certain types of assets purchased by the borrower from Funds, concurrently with the borrowing, or on or after March 18, 2020, but before the opening of the MMLF. This would allow banks to immediately provide liquidity to Money Market Mutual Funds. Under the proposal, the Department of the Treasury would provide $10 billion of credit protection from the Exchange Stabilization Fund to the Reserve Bank. The establishment of the MMLF is intended to enhance the liquidity and the smooth functioning of money markets. Notwithstanding, the Trust is unable to determine or confirm at this time whether the MMLF will function as proposed or whether it may have any material impact on Trust operations.

SEI Daily Income Trust / Annual Report / January 31, 2020	65

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Daily Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Daily Income Trust, comprised of the Government Fund, Government II Fund, Treasury II Fund, Ultra Short Duration Bond Fund, Short-Duration Government Fund, and GNMA Fund (collectively, the Funds), including the schedules of investments, as of January 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of January 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

March 27, 2020

66	SEI Daily Income Trust / Annual Report / January 31, 2020

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of January 31, 2020.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES

Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	98	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 79 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	98	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund from 2014 to 2018. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, Schroder Series Trust, Schroder Global Series Trust and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	98	Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust from 1996 to 2017. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Daily Income Trust / Annual Report / January 31, 2020	67

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 62 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	98	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 72 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	98	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	98	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds, New Covenant Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	98	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 65 years old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation from 2009 to 2017. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee.	98	Trustee of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 69 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	98	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.
Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 61 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2018. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	98	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

68	SEI Daily Income Trust / Annual Report / January 31, 2020

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS

Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 73 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A

Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 43 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 52 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Daily Income Trust / Annual Report / January 31, 2020	69

DISCLOSURE OF FUND EXPENSES (Unaudited)

January 31, 2020

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2019 to January 31, 2020).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 8/1/19	Ending Account Value 1/31/20	Annualized Expense Ratios	Expenses Paid During Period *
Government Fund
Actual Fund Return
Class F	$1,000.00	$1,008.60	0.20%	$1.01
Class CAA	1,000.00	1,008.60	0.20	1.01
Hypothetical 5% Return
Class F	$1,000.00	$1,024.13	0.20%	$1.02
Class CAA	1,000.00	1,024.20	0.20	1.02
Government II Fund
Actual Fund Return
Class F	$1,000.00	$1,008.60	0.20%	$1.01
Hypothetical 5% Return
Class F	$1,000.00	$1,024.13	0.20%	$1.02

	Beginning Account Value 8/1/19	Ending Account Value 1/31/20	Annualized Expense Ratios	Expenses Paid During Period *
Treasury II Fund
Actual Fund Return
Class F	$1,000.00	$1,008.60	0.20%	$1.01
Hypothetical 5% Return
Class F	$1,000.00	$1,024.13	0.20%	$1.02
Ultra Short Duration Bond Fund
Actual Fund Return
Class F	$1,000.00	$1,012.80	0.38%	$1.92
Class Y	1,000.00	1,014.30	0.30	1.52
Hypothetical 5% Return
Class F	$1,000.00	$1,023.23	0.38%	$1.93
Class Y	1,000.00	1,023.63	0.30	1.53

70	SEI Daily Income Trust / Annual Report / January 31, 2020

	Beginning Account Value 8/1/19	Ending Account Value 1/31/20	Annualized Expense Ratios	Expenses Paid During Period *
Short-Duration Government Fund
Actual Fund Return
Class F	$1,000.00	$1,011.60	0.48%	$2.43
Class Y	1,000.00	1,012.40	0.32	1.62
Hypothetical 5% Return
Class F	$1,000.00	$1,022.80	0.48%	$2.45
Class Y	1,000.00	1,023.60	0.32	1.63
GNMA Fund
Actual Fund Return
Class F	$1,000.00	$1,015.90	0.59%	$2.99
Class Y	1,000.00	1,017.10	0.34	1.72
Hypothetical 5% Return
Class F	$1,000.00	$1,022.17	0.59%	$3.00
Class Y	1,000.00	1,023.43	0.34	1.73

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

SEI Daily Income Trust / Annual Report / January 31, 2020	71

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited)

SEI Daily Income Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In connection with their consideration of such renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the December 4-5, 2018 meeting of the Board, the Trustees approved a brief extension of the Advisory Agreement and the Sub-Advisory Agreements already in effect to accommodate a revised meeting schedule. Accordingly, at the April 2-3, 2019 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially

72	SEI Daily Income Trust / Annual Report / January 31, 2020

approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on April 2-3, 2019 and September 10-11, 2019. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and/or its affiliates waiver of management and other fees to prevent certain Fund’s total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained those net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

SEI Daily Income Trust / Annual Report / January 31, 2020	73

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited) (Concluded)

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

74	SEI Daily Income Trust / Annual Report / January 31, 2020

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NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a January 31, 2020, taxable year end, this notice is for information purposes only. For shareholders with a January 31, 2020, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended January 31, 2020, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distribution	(B) Ordinary Income Distributions (Tax Basis)	(C) Total Distributions (Tax Basis)	U.S. Government Interest (1)	Interest Related Dividends (2)	Short-Term Capital Gains Dividends (3)
Government Fund	0.00%	100.00%	100.00%	55.71%	86.41%	0.00%
Government II Fund	0.00%	100.00%	100.00%	96.24%	91.17%	0.00%
Treasury II Fund	0.00%	100.00%	100.00%	90.76%	89.15%	0.00%
Ultra Short Duration Bond Fund*	0.00%	100.00%	100.00%	2.95%	0.00%	0.00%
Short-Duration Government Fund*	0.00%	100.00%	100.00%	86.27%	88.70%	0.00%
GNMA Fund*	0.00%	100.00%	100.00%	0.37%	91.00%	0.00%

Items (A), (B), (C) are based on the percentage of the Fund’s total distribution.

(1)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(2)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(3)

The percentage in this column represents the amount of “Short-Term Capital Gains Dividends” and is reflected as a percentage of short- term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

* Shareholders who are residents of California, Connecticut and New York, these funds have not met the statutory threshold requirements to permit exemption of these amounts from state income tax.

Please consult your tax adviser for proper treatment of this information.

76	SEI Daily Income Trust / Annual Report / January 31, 2020

SEI DAILY INCOME TRUST ANNUAL REPORT JANUARY 31, 2020

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-022 (1/20)

Item 2.  Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.     Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2020 and 2019 as follows:

		Fiscal Year 2020			Fiscal Year 2019
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$127,595	N/A	$0	$141,330	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$412,462	$0	$0	$342,371	$0

Notes:

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2) See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre approval, the Audit Committee will consider whether such services are consistent with SEC rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2020	Fiscal 2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)Not Applicable.

(g)(1)

The aggregate non-audit fees billed by KPMG for the fiscal years 2020 and 2019 were $412,462 and $342,371, respectively. Non-audit fees consist of a service organization controls report review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not Applicable.

Item 6.  Schedule of Investments

Included in Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Daily Income Trust

By:/s/ Robert A. Nesher______________

Robert A. Nesher, President and CEO

Date: April 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:/s/ Robert A. Nesher______________

Robert A. Nesher, President and CEO

Date: April 9, 2020

By:/s/ Peter A. Rodriguez_____________

Peter A. Rodriguez, Controller & CFO

Date: April 9, 2020